                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement            [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                               REDWOOD TRUST, INC.
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


     -----------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]     No fee required.

[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

        1)      Title of each class of securities to which transaction applies:

        2)      Aggregate number of securities to which transaction applies:

        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determine):

        4)      Proposed maximum aggregate value of transaction:

        5)      Total fees paid:

[ ]     Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1)      Amount Previously Paid:

        2)      Form, Schedule or Registration Statement No.:

        3)      Filing Party:

        4)      Date Filed:

                                       RWT
                               REDWOOD TRUST, INC.
                         591 Redwood Highway, Suite 3100
                          Mill Valley, California 94941
                                 (415) 389-7373

       -----------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders
of Redwood Trust, Inc.

        You are cordially invited to attend the Annual Meeting of Stockholders of Redwood Trust, Inc., a Maryland corporation (the "Company"), to be held on Thursday, May 6, 1999, at 10:00 a.m., PDT, at The Mandarin Oriental Hotel, 222 Sansome Street, San Francisco, California, for the following purposes:

1. The election of three Class II directors to serve until the Company's Annual Meeting of Stockholders to be held in 2002 or until such directors' successors are elected and qualified and the election of one Class III director to serve until the Company's Annual Meeting of Stockholders to be held in 2000 or until such director's successor is elected and qualified;

2. To consider and act upon a proposal to amend the Company's Stock Option Plan to expand the class of participants eligible to receive options or awards under the Plan;

3. Ratification of the selection of PricewaterhouseCoopers LLP the Company's independent public accountants for the fiscal year ending December 31, 1999; and

4. To transact such other business as may properly come before the Annual Meeting or at any adjournments thereof.

        A proxy statement describing the matters to be considered at the Annual Meeting is attached to this notice. The Board of Directors has fixed the close of business on March 23, 1999, as the record date for determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and at any adjournments thereof.

        Management desires to have a maximum representation of stockholders at the Annual Meeting. The Company may incur substantial additional proxy solicitation costs if a sufficient number of proxies are not returned in advance of the Annual Meeting. In order that your shares may be represented at the Annual Meeting, management respectfully requests that you date, execute and promptly mail the enclosed proxy in the accompanying postage-paid envelope. A proxy may be revoked by a shareholder by notice in writing to the Secretary of the Company at any time prior to its use, by presentation of a later-dated proxy, or by attending the Annual Meeting and voting in person.

                                       By Order of the Board of Directors



                                       VICKIE L. RATH
                                       Secretary

Mill Valley, California
March 31, 1999

-----------------------------------------------------------------------------
                             YOUR VOTE IS IMPORTANT
                   PLEASE PROMPTLY MARK, DATE, SIGN AND RETURN
                      YOUR PROXY IN THE ENCLOSED ENVELOPE.
 -----------------------------------------------------------------------------

-----------------------------------------------------------------------------

                                       RWT
                               REDWOOD TRUST, INC.
                         591 Redwood Highway, Suite 3100
                          Mill Valley, California 94941
                                 (415) 389-7373

       -----------------------------------------------------------------

                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 6, 1999


To Our Stockholders:

        This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Redwood Trust, Inc., a Maryland corporation (the "Company"), for use at the Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held on Thursday, May 6, 1999 at 10:00 a.m., Pacific Daylight Time, at The Mandarin Oriental Hotel, 222 Sansome Street, San Francisco, California, and any adjournments thereof. This Proxy Statement, the accompanying proxy card and the Notice of Annual Meeting are being provided to stockholders beginning on or about March 31, 1999.

                               GENERAL INFORMATION

SOLICITATION OF PROXIES

        The enclosed proxy is solicited by the Board of Directors of the Company. The costs of this solicitation will be borne by the Company. Proxy solicitations will be made by mail, and also may be made by personal interview, telephone, facsimile transmission and telegram on behalf of the Company by directors and officers of the Company. Banks, brokerage houses, nominees and other fiduciaries will be requested to forward the proxy soliciting material to the beneficial owners and to obtain authorization for the execution of proxies. The Company will, upon request, reimburse such parties for their reasonable expenses in forwarding proxy materials to their beneficial owners. The Company does not expect to engage an outside firm to solicit votes, but if such a firm is engaged subsequent to the date of this Proxy Statement, the cost is estimated to be less than $10,000, plus reasonable out-of-pocket expenses.

VOTING RIGHTS

        Holders of shares of the Company's common stock ("Common Stock") at the close of business on March 23, 1999, the record date are entitled to notice of, and to vote at, the Annual Meeting. On that date, 10,398,117 shares of Common Stock were outstanding. Each share of Common Stock outstanding on the record date is entitled to one vote on each matter presented at the Annual Meeting. The presence, in person or by proxy, of stockholders representing 50% or more of the issued and outstanding stock entitled to vote constitutes a quorum for the transaction of business at the Annual Meeting. If a quorum is present, (i) a plurality of the votes cast at the Meeting is required for election as a director, and (ii) the affirmative vote of the majority of the shares present, in person or by proxy, at the Annual Meeting and entitled to vote is required for all other matters. Cumulative voting in the election of directors is not permitted. Abstentions are considered shares present and entitled to vote, and therefore have the same legal effect as a vote against all matters presented at the Annual Meeting other than the election of directors. Any shares held in street name for which the broker or nominee receives no instructions from the beneficial owner, and as to which such broker or nominee does not have discretionary voting authority under applicable New York Stock Exchange rules, will be considered as shares not entitled to vote and will therefore not be considered in the tabulation of the votes.

VOTING OF PROXIES

        Shares of the Common Stock represented by all properly executed proxies received in time for the Annual Meeting will be voted in accordance with the choices specified in the proxies. Unless contrary instructions are indicated on the proxy, the shares will be voted FOR the election of the nominees named in this proxy statement as directors, FOR the proposal to amend the Company's Stock Option Plan, and FOR the appointment of PricewaterhouseCoopers LLP as the Company's auditors.

        The management and the Board of Directors of the Company know of no matters to be brought before the Annual Meeting other than as set forth herein. To date, no stockholders' proposals have been received by the Company. However, if any other matters of which the management and Board of Directors of the Company are not now aware are presented properly to the stockholders for action, it is the intention of the proxy holders named in the enclosed proxy to vote in their discretion on all matters on which the shares represented by such proxy are entitled to vote.

REVOCABILITY OF PROXY

        The giving of the enclosed proxy does not preclude the right to vote in person should the stockholder giving the proxy so desire. A proxy may be revoked at any time prior to its exercise by delivering a written statement to the Secretary of the Company that the proxy is revoked, by presenting to the Company a later-dated proxy, or by attending the Annual Meeting and voting in person.

ANNUAL REPORT

        The 1998 Annual Report including financial statements for the year ended December 31, 1998, which is being mailed to stockholders together with the Proxy Statement, contains financial and other information about the activities of the Company, but is not incorporated into this Proxy Statement and is not to be considered a part of these proxy soliciting materials.

        The 1998 Annual Report includes the annual report on Form 10-K for the year ended December 31, 1998 as filed with the SEC. Any exhibits listed in the Form 10-K will be furnished upon request at the actual expense incurred by the Company in furnishing such exhibit. Any such requests should be directed to the Company's Secretary at the Company's executive offices set forth in this Proxy Statement.

                         ITEM 1 - ELECTION OF DIRECTORS

        The Company's Articles of Incorporation and Bylaws provide for a classified Board of Directors comprised of Classes I, II and III. Class II directors are scheduled to be elected at the 1999 Annual Meeting to serve for a three-year term and until their successors are elected and duly qualified. The Company's Bylaws provide that a director elected by the Board of Directors to fill a vacancy (as was the nominee for Class III director referred to below) shall be elected to hold office until the next Annual Meeting or until his successor is elected and duly qualified. The Company's Bylaws further provide that, except in the case of a vacancy, a majority of the members of the Board of Directors and of any committee of the Board of Directors will be at all times Independent Directors. The nominees for Class II directors of the Board of Directors and the nominee for Class III director of the Board of Directors are set forth below. Unless authorization is withheld, the persons named as proxies will vote FOR the nominees for directors listed below unless otherwise specified by the stockholder. In the event any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who shall be designated by the present Board of Directors to fill the vacancy. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them for the nominees listed below and against any other nominees. As of the date of this Proxy Statement, the Board of Directors is not aware of any nominee who is unable or will decline to serve as director. All of the nominees listed below already are serving as directors of the Company.

        The election to the Board of Directors of each of the four nominees identified in this Proxy Statement will require a plurality of the votes cast, in person or by proxy, at the Annual Meeting. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE FOUR NOMINEES IDENTIFIED BELOW.

NOMINEES TO BOARD OF DIRECTORS

NAME                                POSITION WITH THE COMPANY
----                                -------------------------
Class II
        Thomas F. Farb              Director
        Douglas B. Hansen           President, Chief Financial Officer and Director
        Charles J. Toeniskoetter    Director
Class III
        Thomas C. Brown             Director

        Certain biographical information regarding each nominee is set forth below along with biographical information for each continuing director.

CLASS II DIRECTORS

        THOMAS F. FARB, age 42, has been a Director of the Company since 1994. In September 1998, Mr. Farb became General Partner and Chief Financial Officer of Summit Partners, a Boston-based private equity investment firm with a capital base of over $3.3 billion. From 1994 to 1998 Mr. Farb was the Executive Vice President of Finance, Chief Financial Officer and Treasurer of Interneuron Pharmaceuticals, Inc., a publicly held pharmaceutical company. From 1992 to 1994, Mr. Farb was the Vice President of Finance and Corporate Development, Chief Financial Officer and Controller of Cytyc Corporation, a medical device/diagnostics company. Mr. Farb is currently a director of HNC
Software, Inc., a public company, and Saf-T-Med Corporation.

        DOUGLAS B. HANSEN, age 41, has served as President, Chief Financial Officer and a Director of the Company since 1994 and as President and a Director of Sequoia Mortgage Funding Corporation, a subsidiary of the Company, since 1997. Since 1998, Mr. Hansen has served as President of RWT Holdings, Inc., an affiliate of the Company, and as Chief Executive Officer of RWT Holding's three wholly owned subsidiaries, Redwood Residential Funding, Inc., Redwood Commercial Funding, Inc. and Redwood Financial Services, Inc. From 1990 through 1997, Mr. Hansen was a Principal with George E. Bull, III Capital Management, Inc. ("GB Capital"). GB Capital discontinued operating as a business on March 31, 1997. GB Capital assisted banks, insurance companies, and savings and loans in managing portfolios of securitized and unsecuritized mortgage loans, in arranging collateralized borrowings, in hedging balance sheet risks, and with other types of capital markets transactions.

        CHARLES J. TOENISKOETTER, age 54, has been a Director of the Company since 1994. Mr. Toeniskoetter is the President of Toeniskoetter & Breeding, Inc. Development, a company which has developed, and owns and manages over $100 million of commercial and industrial real estate properties, and is the President of Toeniskoetter & Breeding, Inc. Construction, a commercial and industrial construction company that has completed over $300 million of construction contracts since its founding. Mr. Toeniskoetter co-founded both of these companies in 1983. Mr. Toeniskoetter serves on the Board of the San Jose Water Company and a number of non-profit foundations and other community organizations.

CLASS III DIRECTOR

        THOMAS C. BROWN, age 50, has been a Director of the Company since May 1998. Mr. Brown is the Executive Vice President, Marketing and Field Operations at PMI Mortgage Insurance Company in San Francisco. Mr. Brown has more than 20 years of senior management experience in real estate, mortgage finance and investment banking. Prior to joining PMI in 1997, Mr. Brown was President, CEO and Director of Centerbank Mortgage Company based in Waterbury, CT. Before joining Centerbank in 1989, Mr. Brown held senior management positions at Goldome Realty Credit Corporation and Merrill Lynch and Company, where he was President of Merill Lynch Huntoon Paige Inc. and Managing Director of the Real Estate Finance Group.

CLASS I AND CLASS III DIRECTORS - TERMS EXPIRING AFTER 1999

        MARIANN BYERWALTER, age 38, was elected to the Board of Directors in March 1998. Ms. Byerwalter is the Chief Financial Officer and Vice President for Business Affairs of Stanford University. Ms. Byerwalter has served as a director of Metra Biosystems since 1997. From 1987 to 1996 Ms. Byerwalter was a partner and co-founder of America First Financial Corporation. Ms. Byerwalter was also the Chief Operating Officer, Chief Financial Officer and Director of America First Eureka Holdings, the holding company for EurekaBank, a publicly traded institution. She was the Chief Financial Officer of Eureka Bank from 1993 to 1996 and was a member of its Board of Directors from 1988 until the company was sold in 1998. From 1984 to 1987 Ms. Byerwalter was a Vice President for Strategic Planning and Corporate Development at BankAmerica Corporation. From 1984 to 1987 she was a Vice President of the BankAmerica Venture Capital Corporation. Ms. Byerwalter is a Class I director whose term expires in 2001.

        NELLO GONFIANTINI, age 44, has been a Director of the Company since 1994. Mr. Gonfiantini manages a private mortgage finance and real estate development business in Reno, Nevada. Mr. Gonfiantini has been Chairman of the Board, President and Chief Executive Officer of Specialty Mortgage Trust, Inc., a Maryland corporation organized as a real estate investment trust, since its formation in October 1997. From 1986 until 1994, Mr. Gonfiantini was the Chairman, CEO, and President of Home Federal Savings Bank of Nevada.
Mr. Gonfiantini is a Class I director whose term expires in 2001.

        GEORGE E. BULL, age 50, has served as Chairman of the Board and Chief Executive Officer of the Company since 1994 and as Chairman of the Board of Sequoia Mortgage Funding Corporation, a subsidiary of the Company, since 1997. Since 1998 Mr. Bull has served as Chief Executive Officer of RWT Holdings, Inc., an affiliate of the Company, and as Chairman of RWT Holding's three wholly owned subsidiaries, Redwood Residential Funding, Inc., Redwood Commercial Funding, Inc. and Redwood Financial Services, Inc. Since 1997, Mr. Bull has been a director of Specialty Mortgage Trust, Inc., a private mortgage REIT. From 1983 through 1997 Mr. Bull was the President of GB Capital. GB Capital discontinued operating as a business on March 31, 1997. GB Capital assisted banks, insurance companies, and savings and loans in managing portfolios of securitized and unsecuritized mortgage loans, in arranging collateralized borrowings, in hedging balance sheet risks, and with other types of capital markets transactions. Mr. Bull is a Class III director whose term expires in 2000.

        DAN A. EMMETT, age 59, has been a Director of the Company since 1994. Mr. Emmett is the co-founder and President of Douglas Emmett Realty Advisors, a leading real estate investment advisor in Los Angeles, and of Douglas, Emmett and Company, a leading commercial and multifamily real estate development and management company established in 1971. Mr. Emmett is a Class III director whose term expires in 2000.

INFORMATION CONCERNING THE BOARD OF DIRECTORS

        In 1998, the Audit Committee of the Board of Directors consisted of Mr. Emmett and Mr. Toeniskoetter. Effective as of January 7, 1999, Mr. Farb was added to the Audit Committee. The Audit Committee reviews and approves the scope of the annual audit undertaken by the Company's independent certified public accountants. The Audit Committee met two times in 1998. The Board of Directors also has a Compensation Committee, which in 1998 consisted of Mr. Farb and Mr. Gonfiantini. Effective as of January 7, 1999, the members of the Compensation Committee are Ms. Byerwalter and Mr. Brown. The Compensation Committee met two times in 1998. The Company has no other standing committees of the Board of Directors.

        The Board of Directors held five regular meetings in 1998. None of the directors attended fewer than 75% of the meetings of the Board of Directors and the committees on which he served.

        Prior to April 1, 1998, the directors who were not employed by the Company (the "Independent Directors") received an annual fee of $6,000 per year, plus a fee of $500 for each meeting of the Board of Directors attended in person and $250 for each meeting attended telephonically. They also were granted options to purchase 2,500 shares of the Company's Common Stock, together with DERs, at the fair market value on the date of grant each year on the day after the Annual Meeting of Stockholders.

        Effective April 1, 1998 director compensation was changed. Independent Directors now receive an annual fee of $16,000 per year, plus a fee of $1,000 for each meeting of the Board of Directors attended in person and $500 for each meeting attended telephonically. They are also granted options to purchase shares of the Company's Common Stock, together with DERs, at the fair market value on the date of grant each year on the day after the Annual Meeting of Stockholders. Independent Directors are reimbursed for expenses related to their attendance at Board of Directors meetings.

                            MANAGEMENT OF THE COMPANY

        The executive officers of the Company and their positions are as follows:

NAME                    POSITION WITH THE COMPANY                            AGE
----                    -------------------------                            ---
George E. Bull          Chairman of the Board and Chief Executive Officer     50
Douglas B. Hansen       President, Chief Financial Officer and Director       41
Vickie L. Rath          Vice President, Treasurer, Controller and Secretary   39

        The executive officers serve at the discretion of the Company's Board of Directors. Biographical information regarding Mr. Bull and Mr. Hansen is provided above. Biographical information regarding Ms. Rath is set forth below.

        VICKIE L. RATH, age 39, has served as Vice President, Treasurer and Controller of the Company since 1994, and as Secretary of the Company since 1998. She has also served as Treasurer and Assistant Secretary of Sequoia Mortgage Funding Corporation, a subsidiary of the Company, since 1997. Since 1998 Ms. Rath has served as Treasurer of RWT Holdings, Inc., an affiliate of the Company, and as Treasurer of RWT Holding's three wholly owned subsidiaries, Redwood Residential Funding, Inc., Redwood Commercial Funding, Inc. and Redwood Financial Services, Inc. Ms. Rath acted as an independent consultant to GB Capital from February 1994 to August 1994 and served as a Vice President of GB Capital from August 1994 to December 1995. From 1993 to 1994, Ms. Rath served as Principal and Controller of Wells Fargo Nikko Investment Advisors. Ms. Rath is a Certified Public Accountant.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth the beneficial ownership of Common Stock of the Company as of March 1, 1999, by each person who is known to the Company to own beneficially more than 5% of the Company's Common Stock, by each director, by each of the executive officers named in the Summary Compensation Table, and by all directors and executive officers as a group:

                                                                 NUMBER OF SHARES        APPROXIMATE
                                                                    BENEFICIALLY          % OWNED
NAME                                                                   OWNED
----                                                             ----------------        -----------
Wallace R. Weitz & Company(1)                                        2,103,514              20.0%
FMR Corp.(2)                                                         1,783,440              16.9%
Wellington Management Company, LLP(3)                                1,040,100               9.9%
Granite Capital  and Affiliates(4)                                     551,410               5.3%
George E. Bull(5)                                                      213,133               2.0%
Douglas B. Hansen(6)                                                   184,375               1.7%
Frederick H. Borden(7)                                                 102,628                  *
Thomas C. Brown                                                              0                  *
Mariann Byerwalter                                                           0                  *
Dan A. Emmett(8)                                                        19,469                  *
Thomas F. Farb(9)                                                        5,653                  *
Nello Gonfiantini(10)                                                   44,696                  *
Charles J. Toeniskoetter(11)                                            11,544                  *
Vickie L. Rath(12)                                                      33,746                  *
All Directors and Executive Officers as a group (10 persons)(13)       615,244               5.8%

-------------

*       LESS THAN ONE PERCENT

 (1)    Address: 1125 South 103rd Street, Suite 600, Omaha, Nebraska 68124.

 (2)    Address: 82 Devonshire Street, Boston, Massachusetts 02109.

 (3) Address: 75 State Street, Boston, Massachusetts 02109. Includes 740,400 shares in which Wellington Management Company has shared power to vote or to direct the vote and an additional 299,700 shares which are held by record clients of Wellington Management Company for which Wellington Management Company, LLP has shared power to dispose or to direct the disposition of such shares.

 (4)    Address: 125 East 56th Street, 25th Floor, New York, New York 10022.

 (5) Includes 142,309 shares currently outstanding held of record by the Bull Trust, 8,200 shares held in an IRA, 59,524 shares issuable upon the exercise of stock options exercisable within 60 days and 3,100 shares currently outstanding held of record by Mr. Bull's children.


 (6) Includes 2,000 shares held in an IRA, 59,524 shares issuable upon the exercise of stock options exercisable within 60 days.

 (7) This information is based on information available to the Company as of February 20, 1999. Includes 260 shares currently outstanding held of record by Mr. Borden's children. On February 20, 1999, 141,520 exercisable stock options were cancelled.

 (8) Includes 3,508 shares issuable upon the exercise of stock options exercisable within 60 days.

 (9) Includes 5,653 shares issuable upon the exercise of stock options exercisable within 60 days.

(10) Includes 3,531 shares issuable upon the exercise of stock options exercisable within 60 days, 33,665 shares currently outstanding held of record by the Gonfiantini III 1981 Trust, 5,000 shares on which Mr. Gonfiantini has voting and investment power in held of record by the Gonzo Financial Profit Sharing Trust and 2,500 shares on which Mr. Gonfiantini has voting and investment power in held of record by Gonzo Financial.

(11) Includes 8,574 shares issuable upon the exercise of stock options exercisable within 60 days. Also includes 400 shares on which Mr. Toeniskoetter has voting and investment power in the TBI Construction Profit Sharing Trust.

(12) Includes 13,746 shares issuable upon the exercise of stock options exercisable within 60 days. (12) Includes 154,060 shares issuable upon the exercise of stock options exercisable within 60 days.

(13) Includes 154,060 shares issuable upon the exercise of stock options exercisable within 60 days.

                             EXECUTIVE COMPENSATION

        The following Summary Compensation Table sets forth information concerning compensation earned in the years ended December 31, 1998, 1997 and 1996 by the Company's Chief Executive Officer and its three other executive officers during those years.

                           SUMMARY COMPENSATION TABLE

                                                                                       LONG-TERM
                                              ANNUAL COMPENSATION                  COMPENSATION AWARDS
                                 -------------------------------------------     ------------------------
                                                                                   DIVIDEND     SECURITIES      OTHER
                                                                                  EQUIVALENT    UNDERLYING     COMPEN-
NAME AND PRINCIPAL POSITION      YEAR    SALARY($)   BONUS($)(1)   DERs($)(2)    RIGHTS(#)(3)   OPTIONS(#)   SATION($)(4)
---------------------------      ----    ---------   -----------   ----------    ------------   ----------   ------------
George E. Bull                   1998    $350,000     $120,000     $ 38,259           660        229,491     $        0
    Chairman of the Board and    1997     190,104           --      178,265         3,335        140,736         21,392
    Chief Executive Officer      1996     169,646           --       11,111         2,839         27,100         19,975

Douglas B. Hansen                1998    $350,000     $120,000     $ 38,259           660        229,491     $        0
    President and Chief          1997     190,104           --      178,265         3,335        140,736         21,392
    Financial Officer            1996     169,646           --       11,111         2,839         27,100         19,975

Frederick H. Borden (5)          1998    $174,000     $229,766     $ 30,241           410              0     $1,220,469
    Vice Chairman of the         1997     190,104           --      135,765         2,072         80,903         21,392
    Board                        1996     169,646           --       11,111         1,764         27,100         19,975

Vickie L. Rath                   1998    $131,000     $ 61,133     $  7,543           213          5,038     $        0
    Vice President, Treasurer,   1997     126,736           --       31,175         1,075         12,441         21,392
     Controller and Secretary    1996     113,097       22,619        5,945           915         14,500         19,380

------------

(1) Amounts stated include bonus amounts accrued during the fiscal year and paid in the following January or February.

(2) Represents the cash Dividend Equivalent Rights ("DERs") paid to executive officers. (And includes cash DERs accrued during the fiscal year and paid in the following January.) The executive officers will continue to receive cash DERs on certain options until the related options are exercised or terminated.

(3) Represents the number of shares of stock, which are accrued stock DERs and are issuable to holders upon the exercise of the related stock options.

(4) Except for the 1998 amount to Mr. Borden, these amounts represent the annual Company contributions to the Company's Profit Sharing Plan. The 1998 amount to Mr. Borden represents severance payments expensed in connection with the termination of his employment agreement.

(5) Mr. Borden resigned as an officer of the Company, effective November 20, 1998.

        The following table sets forth, for each of the executive officers named in the Summary Compensation Table above, certain information concerning stock options granted during the 1998 fiscal year:

                       OPTION GRANTS IN LAST FISCAL YEAR

                                          INDIVIDUAL GRANTS                 POTENTIAL REALIZABLE VALUE
                             -------------------------------------------      AT ASSUMED ANNUAL RATES
                             NUMBER OF     % OF TOTAL                              OF STOCK PRICE
                             SECURITIES     OPTIONS    EXERCISE                     APPRECIATION
                             UNDERLYING    GRANTED TO   OR BASE                   FOR OPTION TERM
                              OPTIONS     EMPLOYEES IN   PRICE  EXPIRATION   ------------------------
NAME                         GRANTED(#)   FISCAL YEAR   ($/SH)     DATE          5%($)       10%($)
----                         ---------    ------------ --------  --------    -----------   ----------
George E. Bull (1)             136,641       14.87%    $22.1875   1/5/08      $1,906,633   $4,831,784
                                92,850       10.10%    $13.1875  12/17/08        770,055    1,951,472
Douglas B. Hansen (1)          136,641       14.87%    $22.1875   1/5/08      $1,906,633   $4,831,784
                                92,850       10.10%    $13.1875  12/17/08        770,055    1,951,472
Frederick H. Borden                 --          --           --        --             --           --
Vickie L. Rath                   3,000        0.32%    $21.9375   6/4/08      $   41,389   $  104,888
                                 2,038        0.22%    $13.1875  12/17/08         16,902       42,833

(1) the 136,641, options granted to Mr. Bull and Mr. Hansen on 1/5/98 were 1997 year end grants.

        The following table sets forth, for the executive officers named in the Summary Compensation Table above, certain information regarding the exercise of stock options during the 1998 fiscal year and the value of options held at fiscal year end:

                     AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                          FISCAL YEAR-END OPTION VALUES

                                                                 NUMBER OF
                                                           SECURITIES UNDERLYING            VALUE OF UNEXERCISED
                            SHARES          VALUE           UNEXERCISED OPTIONS             IN-THE-MONEY OPTIONS
                          ACQUIRED ON      REALIZED        AT FISCAL YEAR-END(#)          AT FISCAL YEAR-END($)(2)
NAME                      EXERCISE(#)       ($)(1)       EXERCISABLE/UNEXERCISABLE       EXERCISABLE/UNEXERCISABLE
----                      -----------      --------      -------------------------       -------------------------
George E. Bull              12,362         $183,297           59,524/391,754                      $0/$0
Douglas B. Hansen           12,361         $183,282           59,524/391,754                      $0/$0
Frederick H. Borden(3)           0         $   0.00             153,881/0                      $162,423/$0
Vickie L. Rath               4,000         $ 59,350            13,746/35,626                      $0/$0

(1) The value realized is based on the market value of underlying securities at exercise date, minus the exercise price.

(2) The value of unexercised options is based on the market value of the underlying securities at fiscal year end, minus the exercise price.

(3) Mr. Borden resigned as an executive officer of the Company, effective November 20, 1998. The options held by him were exercisable until February 19, 1999 in accordance with the terms of his resignation.

EMPLOYMENT AGREEMENTS

        The Company has entered into employment agreements with Messrs. Bull and Hansen. Each agreement provides for a term through December 31, 2002 and is automatically extended for an additional year at the end of each year of the agreement, unless either party provides a prescribed prior written notice to the contrary. Each agreement provides for an annual base salary and for participation in any bonus incentive compensation plan. Each agreement provides for the officer to receive his base salary and bonus compensation to the date of the termination of employment by reason of death, disability or resignation and to receive base compensation to the date of the termination of employment by reason of a termination of employment for cause as defined in the agreement. Each agreement also provides for the officer to receive, in the event that the Company terminates the subject officer's employment without cause, or if the officer resigns for "good reason" (as defined in the agreement, including the occurrence of a "Change of Control" of the Company as defined in the agreement), an amount, 50% payable immediately and 50% payable in monthly installments over the succeeding twelve months, equal to three times the greater of such officer's combined maximum base salary and actual bonus compensation, subject in each case to a maximum amount of 1% of the Company's book equity value (exclusive of valuation adjustments) and a minimum amount of $250,000. Each agreement also contains a "non-compete" provision prohibiting the officer from competing with the Company for a period of one year following termination of employment following the Company's termination of the officer without cause or resignation of the officer for "good reason" (including a "Change of Control"). In addition, all outstanding options and Awards granted to the officer under the Stock Option Plan shall immediately vest upon his termination without cause or termination for "good reason" (including upon a "Change of Control"). "Change of Control" for purposes of the agreements would include a merger or consolidation of the Company, a sale of all or substantially all of the assets of the Company, changes in the identity of a majority of the members of the Board of Directors of the Company (other than due to the death, disability or age of a director) or acquisitions of more than 9.8% of the combined voting power of the Company's capital stock, subject to certain limitations. Mr. Bull's agreement also restricts the Company from entering into a separate management agreement or arrangement, without Mr. Bull's consent, pursuant to which another entity would perform all or a substantial portion of Mr. Bull's duties.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        The Company owns a non-voting preferred stock interest in RWT Holdings, Inc. ("Holdings"), an unconsolidated, non-REIT, taxable affiliate. Holdings was incorporated and began operations in 1998.

        STOCKHOLDERS' EQUITY. Holdings is authorized to issue 10,000 shares of Common Stock, each having a par value of $0.01. In 1998 Holdings issued a total of 2,000 shares of Common Stock, 1,000 shares to George E. Bull and 1,000 shares to Douglas B. Hansen, for net proceeds of $200,000.

        Holdings is authorized to issue 10,000 shares of Preferred Stock, each having a par value of $0.01. In 1998 Holdings issued 3,960 shares of Preferred Stock to the Company for net proceeds of $19,800,000. The Preferred Stock entitles the Company to receive 99% of the aggregate amount of any dividends or distributions made by Holdings. The holders of the Common Stock are entitled to receive the remaining 1% of the aggregate amount of such dividends or distributions. The Preferred Stock ranks senior to the Common Stock, which preference entitles the holders of the Preferred Stock to receive a $1,000 per share liquidation preference before any distribution is made on the Common Stock. After the liquidation preference, the holders of Preferred Stock are entitled to 99% of any remaining assets.

        PURCHASES OF MORTGAGE LOANS. During the second quarter of 1998, the Company purchased $525.4 million of mortgage loans from Holdings. The Company purchased the mortgage loans at their fair market value on the trade date. Holdings recognized a gain on the transaction of $21,672.

        Pursuant to the Master Forward Commitment Agreement with Redwood Commercial Funding Inc. ("RCF"), a subsidiary of Holdings, the Company committed to sell to RCF for settlement during the first quarter of 1999 $8.3 million of commercial mortgage loans purchased by the Company in November 1998. The price to be paid by RCF is the same price paid by the Company.

        OTHER. Under a revolving credit facility arrangement, the Company may loan funds to Holdings on a secured or unsecured basis. Such loans may be used to finance the acquisition of mortgage loans or for other corporate purposes and bear interest at a rate of 3.5% over the one-month London Interbank Offered Rate or LIBOR. During the year ended December 31, 1998, the largest amount outstanding under this credit facility was $6,500,000. The amount outstanding on March 1, 1999 was $7,000,000.

        The Company shares many of the operating expenses of Holdings and its subsidiaries, including personnel and related expenses, subject to full reimbursement by Holdings. During the year ended December 31, 1998, a total of $2.3 million of Holdings operating expenses were paid by the Company and $1.9 million was reimbursed by Holdings. At December 31, 1998, amounts due to the Company from Holdings for operating expenses totaled $444,831.

        The Company may provide credit support to Holdings to facilitate Holdings' financings from third-party lenders and/or hedging arrangements with counterparties. As part of this arrangement, Holdings is authorized as a co-borrower under some of the Company's short-term debt agreements subject to the Company continuing to remain jointly and severally liable for repayment. Holdings pays the Company credit support fees on borrowings subject to this arrangement. These fees are consistent with industry standards. During the second quarter of 1998, Holdings entered into reverse repurchase agreements under this arrangement, in order to finance acquisitions of a portion of its mortgage loans. The average balance of such short-term outstanding debt during the period April 1, 1998 to June 30, 1998 was $183.3 million with a weighted average borrowing rate of 6.30%. Credit support fees of $138,966 were paid to the Company. Holdings did not enter into reverse repurchase agreements in the third and fourth quarters. At December 31, 1998, there were no amounts due to the Company from Holdings for credit support fees.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

        Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and holders of more than 10% of the Company's Common Stock, to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Such officers, directors and 10% stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

        Based solely on its review of such forms that it received, and written representations from reporting persons that no additional Form 5s were required for such persons, the Company believes that, during fiscal 1998, all Section 16(a) filing requirements were satisfied on a timely basis.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        In 1998, the Company's Compensation Committee was comprised of Thomas F. Farb and Nello Gonfiantini. The Compensation Committee establishes the compensation of the officers of the Company and also administers the Company Stock Option Plan. George E. Bull is a director of Specialty Mortgage Trust, Inc., a Maryland corporation of which Nello Gonfiantini is Chairman of the Board, President and Chief Executive Officer. There were no transactions between the Company and Specialty Mortgage Trust, Inc. during fiscal 1998. Neither the other Compensation Committee member nor the other named executive officers have any relationships, which must be disclosed under this caption.

                       ----------------------------------

        Notwithstanding anything to the contrary set forth in any of the Company's previous or future filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this Proxy Statement, in whole or in part, the following report and the Performance Graph shall not be incorporated by reference into any such filings.

COMPENSATION COMMITTEE REPORT

        The Compensation Committee of the Company's Board of Directors, which is comprised exclusively of Independent Directors, administers the Company's executive compensation program. All issues pertaining to executive compensation are reviewed and approved by the Compensation Committee.

        The Compensation Committee believes that executive compensation should reward sustained earnings and long-term value created for shareholders and reflects the business strategies and long-range plans of the Company. The guiding principles in regards to compensation are (i) to attract key high caliber executives; (ii) to provide levels of compensation competitive with those offered by the Company's competitors; (iii) to motivate executives to enhance earnings and long-term stockholder value by linking stock performance (on a total return basis) with long-term incentive compensation; and (iv) to design a long-term compensation program that leads to management retention.

        Executive officer compensation is based on three principal components: base salary, annual bonus and stock options granted under the Company's Stock Option Plan. Base salary is reviewed at least annually by the Compensation Committee and may be raised at the discretion of the Compensation Committee. In addition, the Board of Directors has established a bonus incentive compensation plan for executive officers. This program permits the Board of Directors, in their discretion, to award cash bonuses annually to executive officers. Stock option grants are governed by the overall limitations of the Stock Option Plan. Overall compensation is intended to be set at a level competitive with the amounts paid to the management of companies with similar business structure, size and marketplace orientation, with additional emphasis on professional experience.

        During 1997, the Compensation Committee conducted a detailed review of the executive compensation of a variety of financial institutions, finance companies, REITs and mortgage-related companies. Based on this information, the Compensation Committee concluded that the base salary, annual bonus and stock options awarded, taken together as a whole, for 1998 were at a reasonable level. This information was one of the factors considered in establishing the 1999 compensation level for executive officers.

        The Compensation Committee believes that the total compensation package of executive officers should be linked to such factors as return on equity and to the total return of the Company's stock, both on an absolute basis and relative to similar companies, and to the attainment of planned objectives established at the beginning of the year. The Company uses stock options, and in some cases related DERs, to align the long-range interest of its executive officers with the interests of shareholders. The amount of stock options and DERs that are granted to executive officers is determined by the Compensation Committee taking into consideration the officer's position with the Company, overall individual performance, the Company's performance and an estimate of the long-term value of the award considering current base salary and any cash bonus awarded.

        The Compensation Committee applies the foregoing principles and policies in determining the compensation of Mr. George E. Bull, the Company's Chief Executive Officer. During fiscal 1998 Mr. Bull received compensation consisting of a salary of $350,000 and a cash bonus of $120,000. During 1998 Mr. Bull also received cash DERs of $38,259 related to stock option grants. Of the cash DERs, $38,259 was attributable to DERs on stock options granted in 1998 and $0 was attributable to DERs on stock options granted in prior years. The Committee believes that Mr. Bull, as Chief Executive Officer, significantly and directly influences the Company's overall performance. Accordingly, based on the performance of the Company in fiscal 1997 and 1998, the Committee granted to Mr. Bull stock options for 136,641 shares of the Company's Common Stock in January 1998 and stock options for 92,850 shares of the Company's Common Stock in December 1998.

        The Company will continue to evaluate alternatives to ensure executive compensation is reasonable, performance-based and consistent with the Company's overall compensation objectives. The Compensation Committee reserves the right to design programs that recognize a full range of performance criteria important to the Company's success, even where compensation payable under such programs may not be deductible.

                                       1998 Compensation Committee

                                       Nello Gonfiantini

                                       Thomas F. Farb

                                PERFORMANCE GRAPH

        The following graph presents a total return comparison of the Company's Common Stock, since the Company's initial public offering on August 4, 1995 through December 31, 1998, to the S&P Composite-500 Stock Index, the National Association of Real Estate Investment Trusts, Inc. ("NAREIT") Mortgage REIT Index and a Peer Group Index of five mortgage REITs. The Company believes the selected Mortgage REIT Peer Group Index is more representative of its sector of the mortgage REIT industry than the NAREIT Mortgage REIT Index. The Peer Group Index is comprised of the following five mortgage REITs: (1) Thornburg Mortgage Asset Corporation, (2) Capstead Mortgage Corporation, (3) CRIIMI MAE, Inc., (4) IndyMac Mortgage Holdings, Inc. and (5) Dynex Capital, Inc. The total returns reflect stock price appreciation and the value of dividends for the Company's Common Stock and for each of the comparative indices. The information has been obtained from sources believed to be reliable, but neither its accuracy nor its completeness is guaranteed. The total return performance shown on the graph is not necessarily indicative of future total return performance of the Company's Common Stock.

       TOTAL RETURN COMPARISON SINCE THE COMPANY'S INITIAL PUBLIC OFFERING
                            THROUGH DECEMBER 31, 1998



     -------------------------------------------------------------------------------------------
                                      8/4/95     12/31/95    12/31/96    12/31/97     12/31/98
     -------------------------------------------------------------------------------------------
     Redwood Trust, Inc.             $100.00     $120.61     $261.32      $152.12     $105.71
     -------------------------------------------------------------------------------------------
     S&P Composite-500 Index         $100.00     $110.65     $136.06      $181.47     $233.33
     -------------------------------------------------------------------------------------------
     NAREIT Mortgage REIT Index      $100.00     $118.78     $179.19      $186.04     $131.68
     -------------------------------------------------------------------------------------------
     Mortgage REIT Peer Group Index  $100.00     $151.36     $186.64      $191.43      $76.87
     -------------------------------------------------------------------------------------------

          ITEM 2 - APPROVAL OF AMENDMENT TO COMPANY'S STOCK OPTION PLAN

        At a meeting on March 4, 1999, the Company's Board of Directors adopted, subject to approval of stockholders, an amendment to the Stock Option Plan. The Amendment would expand the class of participants eligible to receive options or awards under the Plan to include employees of taxable affiliates of the Company such as RWT Holdings and their subsidiaries. The amendment does not change the number of shares reserved for issuance under the Stock Option Plan.

        As the Company's business strategy has evolved to include investing in the development of new lines of business conducted through taxable affiliates, it has become critical to the recruiting of qualified personnel at these affiliates to be able to offer stock options under the Company's Stock Option Plan. At present, the Stock Option Plan provides only for grants to employees of the Company and its subsidiaries, as well as agents and consultants; employees of affiliates are not included.

        The amendment would expand the definition of "subsidiary" under the Stock Option Plan to include affiliates of the Company in which the Company owns directly or indirectly more than fifty percent (50%) of the value of the affiliates' outstanding capital stock.

GENERAL

        The Company's Amended and Restated 1994 Executive and Non-Employee Director Stock Option Plan (the "Stock Option Plan" or the "Plan") provides for the grant of qualified incentive stock options ("ISOs") which meet the requirements of Section 422 of the Code, stock options not so qualified ("NQSOs"), deferred stock, restricted stock, performance shares, stock appreciation and limited stock awards ("Awards") and dividend equivalent rights ("DERs"). The effective date of the Stock Option Plan was June 23, 1994.

PURPOSE

        The Stock Option Plan is intended to provide the means of performance-based compensation in order to attract and retain qualified personnel and to provide an incentive to key employees, officers, directors and others whose job performance affects the Company, to encourage proprietary interest in the Company, to encourage such key employees to remain in the employ of the Company, to attract new employees with outstanding qualifications, and to afford additional incentive to employees and others to increase stockholder value.

ADMINISTRATION

        The Stock Option Plan is administered by the Compensation Committee, which shall at all times be composed solely of non-employee directors as defined in Rule 16b-3 under the Securities Exchange Act of 1934. Members of the Compensation Committee are eligible to receive only NQSOs pursuant to automatic grants of stock options discussed below.

        Options granted under the Stock Option Plan will become exercisable in accordance with the terms of grant made by the Committee. Awards will be subject to the terms and restrictions of the Award made by the Committee. The Committee has discretionary authority to select participants from among eligible persons and to determine at the time an option or Award is granted when and in what increments shares covered by the option may be purchased and, in the case of options, whether it is intended to be an ISO or a NQSO provided, however, that certain restrictions applicable to ISOs are mandatory, including a requirement that ISOs not be issued for less than 100% of the then fair market value of the Common Stock (110% in the case of a grantee who holds more than 10% of the outstanding Common Stock) and a maximum term of ten years (five years in the case of a grantee who holds more than 10% of the outstanding Common Stock). If the proposed amendment to the Stock Option Plan is approved by the stockholders, the Committee intends to designate a maximum number of NQSOs and Awards to be granted each year to employees of taxable affiliates and their subsidiaries. Thereafter, actual grants will be made in the amounts and to the employees of such taxable affiliates and their subsidiaries as is determined and recommended to the Committee by the directors of such affiliates.

ELIGIBLE PERSONS

        At present, officers, directors and employees of the Company and certain other persons expected to provide significant services to the Company are eligible to participate in the Stock Option Plan. ISOs may be granted to the officers and key employees of the Company. NQSOs and Awards may be granted to the directors, officers, key employees, agents and consultants of the Company or any of its subsidiaries. As of March 1, 1999, there were 32 officers, directors and employees of the Company and its subsidiaries eligible to receive options or Awards under the Stock Option Plan. IF THE PROPOSED AMENDMENT TO THE STOCK OPTION PLAN IS APPROVED BY THE STOCKHOLDERS, NQSOS AND AWARDS MAY BE GRANTED TO EMPLOYEES OF TAXABLE AFFILIATES AND THEIR SUBSIDIARIES. As of March 1, 1999, the number of employees of taxable affiliates and their subsidiaries that would become eligible to receive options if the proposed amendment was in effect was 48.

        Under current law, ISOs may not be granted to any director of the Company who is not also an employee, or to directors, officers and other employees of entities unrelated to the Company. No options or Awards may be granted under the Stock Option Plan to any person who, assuming exercise of all options held by such person, would own or be deemed to own more than 9.8% of the outstanding shares of equity stock of the Company.

SHARES SUBJECT TO THE STOCK OPTION PLAN

        Subject to anti-dilution provisions for stock splits, stock dividends and similar events, the Stock Option Plan currently authorized the grant of options to purchase, and Awards of, an aggregate of up to 15% of the Company's total outstanding shares at any time (including shares issued and repurchased by the Company), provided that no more than 500,000 shares of Common Stock shall be cumulatively available for grant as Incentive Stock Options. If an option granted under the Stock Option Plan expires or terminates, or an Award is forfeited, the shares subject to any unexercised portion of such option or Award will again become available for the issuance of further options or Awards under the Stock Option Plan.

TERMS OF THE STOCK OPTION PLAN

        Unless previously terminated by the Board of Directors, the Stock Option Plan will terminate on June 23, 2004, and no options or Awards may be granted under the Stock Option Plan thereafter.

TERMS OF OPTIONS

        Each option must terminate no more than 10 years from the date it is granted (or five years in the case of ISOs granted to an employee who is deemed to own in excess of 10% of the combined voting power of the Company's outstanding equity stock). Options may be granted on terms providing for exercise either in whole or in part at any time or times during their respective terms, or only in specified percentages at stated time periods or intervals during the term of the option.

DERs

        The Stock Option Plan provides for granting of DERs in tandem with options. DERs can be issued in "accrued" form in which shares of Common Stock accrue for the account of the optionee upon the payment of cash dividends on outstanding shares of Common Stock. The number of shares accrued is determined by a formula and such shares are transferred to the optionee only upon the exercise of the related option. DERs can also be issued in "current-pay" form so that payments are made to the optionee at the same time and the same amount as dividends paid to holders of outstanding Common Stock. DERs can also be made eligible to participate not only in cash distributions but also in distributions of stock or other property made to holders of outstanding Common Stock. Shares of Common Stock accrued for the account of the optionee are also eligible to receive dividends and distributions. DERs can be made "performance based" by conditioning the right of the holder of the DER to receive any dividend equivalent payment or accrual upon the satisfaction of specified performance objectives.

OPTION EXERCISE

        The exercise price of any option granted under the Stock Option Plan is payable in full in cash, or its equivalent as determined by the Committee. The Company may make loans available to option holders to exercise options evidenced by a promissory note executed by the option holder and secured by a pledge of Common Stock with fair value at least equal to the principal of the promissory note unless otherwise determined by the Committee.

AUTOMATIC GRANTS TO NON-EMPLOYEE DIRECTORS

        Each non-employee director of the Company is automatically granted NQSOs to purchase 5,000 shares of Common Stock with DERs upon becoming a director of the Company, and is also automatically granted on the day after each annual meeting of stockholders NQSOs to purchase such number of shares of Common Stock (with current-pay DERs) that the aggregate option prices thereof equals $20,000. Such automatic grants of stock options vest 25% on the first anniversary of the date of grant or such other date as the Administrator may approve and 25% on each of the next three anniversaries of the first vesting date. The exercise price for such automatic grants of stock options is the fair market value of the Common Stock on the date of grant, and is required to be paid in cash.

AMENDMENT AND TERMINATION OF STOCK OPTION PLAN

        The Board of Directors may, without affecting any outstanding options or Awards, from time to time revise or amend the Stock Option Plan, and may suspend or discontinue it at any time. However, no such revision or amendment may, without stockholder approval, increase the number of shares subject to the Stock Option Plan, modify the class of participants eligible to receive options or Awards granted under the Stock Option Plan or extend the maximum option term under the Stock Option Plan.

FEDERAL INCOME TAX CONSEQUENCES

        General. The following is a brief summary of the U.S. federal income tax consequences, based on current federal income tax laws, of the issuance and exercise of options, DERs and Awards under the Company's Stock Option Plan. This summary is not intended to be exhaustive and does not describe state, local or foreign tax consequences. Grantees are strongly urged to consult their tax advisors regarding the federal, state, local or other tax consequences of the receipt and exercise of options, DERs and Awards under the Plan (especially with respect to the applicability of special holding period rules that were in effect in 1997).

        Incentive Stock Options ("ISO"). No taxable income will be recognized by a grantee upon the grant or exercise of an ISO. If shares of Common Stock are issued to a grantee pursuant to the exercise of an ISO granted under the Plan and if no disqualifying disposition of such shares is made by such grantee within two years after the date of grant or within one year after the date of exercise by such grantee, then (a) upon the sale of such shares, any amount realized in excess of the option price will be taxed to such grantee generally as a long-term capital gain and any loss sustained will generally be a long-term capital loss and (b) no deduction will be allowed to the Company. Additionally, the exercise of an ISO will give rise to an item of tax preference that may result in alternative minimum tax liability of the grantee.

        If shares of Common Stock acquired upon the exercise of an ISO are disposed of prior to the expiration of either two years from grant or one year from exercise, generally (a) the grantee will recognize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares at exercise (or, if less, the amount realized on the disposition of the shares) over the option price thereof, and (b) the Company will be entitled to deduct such amount. Any further gain or loss recognized by the grantee will be subject to tax as capital gain or loss, generally will be long-term capital gain or loss if the stock has been held for more than one year, and will not result in any deduction by the Company.

        If an ISO is exercised at a time when it no longer qualifies as an ISO, the option will be treated as an NQSO. Subject to certain exceptions for disability or death, an ISO generally will not be eligible for the federal income tax treatment described above if it is exercised more than three months following the termination of employment.

        Non-Qualified Options ("NQSOs"). No taxable income will be recognized by a grantee upon the grant of an NQSO. Upon exercise, however, the grantee will generally recognize ordinary income in an amount equal to the difference between the option price (the amount paid for the shares) and the fair market value of the shares on the date of exercise, the grantee will have a basis in such stock in an amount equal to such fair market value, and the Company will be entitled to deduct a like amount.

        Upon subsequent sale of any shares of Common Stock acquired pursuant to the exercise of an NQSO, a grantee will have capital gain or loss equal to the difference between the amount realized upon such sale and the grantee's adjusted tax basis in the shares of Common Stock. Such gain or loss will be capital gain or loss and generally will be long-term if the shares of Common Stock have been held for more than one year from the date the option is exercised.

        Restricted Stock & Performance Shares. No taxable income will be recognized by a grantee of Restricted Stock or Performance Shares until the taxable year in which the Common Stock that is the subject of such grant becomes transferable or is no longer subject to forfeiture. At such time, the grantee will realize income equal to the then fair market value of the Common Stock received pursuant to such grant (less the amount, if any, paid therefor). Any such income will be subject to tax at ordinary income rates. Alternatively, a grantee who makes an election under Section 83(b) of the Code within 30 days of the date of receipt of such grant will include in income on the date of receipt of such grant will include in income on the date of such grant an amount equal to the fair market value of the Common Stock received (less the amount, if any, paid for such shares), determined assuming they were then unrestricted and could be sold immediately. If the shares of Common Stock subject to such election are subsequently forfeited, the grantee will only be entitled to a deduction, refund or loss for federal income tax purposes equal to the amount, if any, paid for the forfeited shares.

        A grantee generally will have a tax basis in any shares of Common Stock received that is equal to the amount, if any, in income as described above. If such shares are then sold after the forfeture period expires, the holding period to determine whether the grantee has long-term or short-term capital gain or loss begins when the restriction period lapses, unless the grantee has made a
Section 83(b) election, in which case such grantee's holding period begins on the date of grant. Except as noted below, the Company generally will be entitled to claim a tax deduction equal to the amount that is taxable as ordinary compensation income to the grantee.

        Accrual DERs. No taxable income will be recognized by a grantee upon the grant of an accrual DER. If the underlying option to which an accrual DER relates is exercised, the grantee will realize income equal to the fair market value of the Common Stock received pursuant to the DER (less the amount, if any, paid for such stock) at the time of such exercise.

        A grantee generally will have a tax basis in any shares of Common Stock received that is equal to the amount, if any, included in income as described above and a holding period that commences on the date of exercise of the underlying option.

        Current-Pay DERs. No taxable income will be recognized by a grantee upon the grant of a current-pay DER. Rather such income will be recognized when the grantee receives cash, if any, pursuant to such DER. Such income will be subject to tax at ordinary income rates.

        Company Deductions. If applicable withholding requirements are met, the Company generally will be entitled to a tax deduction in an amount equal to the ordinary income realized by the participant at the time the participant recognizes such income. However, Internal Revenue Code Section 162(m) contains specific rules regarding the federal income tax deductibility of compensation paid to the Company's Chief Executive Officer and to each of the four most highly compensated executive officers. The general rule is that annual compensation paid to any of these specified executives will be deductible only to the extent that it does not exceed $1 million. However, the Company can preserve the deductibility of certain compensation in excess of $1 million if it complies with conditions imposed by the new rules, including (1) disclosure to shareholders, (2) the establishment of a maximum number of shares with respect to which options, and certain other Awards may be granted to any one employee during a specified time period, and (3) for restricted stock, DERs and performance units/shares, inclusion in the Grant of performance goals which must be achieved prior to accrual or payment. The Plan has been designed to permit the Compensation Committee to grant options, DERs and Awards which satisfy the requirements of Section 162(m), although the Plan does not require that each grant satisfy such requirements.

OUTSTANDING OPTIONS

        As of March 1, 1999, options for up to 2,186,472 shares of Common Stock were authorized to be issued under the Stock Option Plan, options to acquire 1,624,905 shares were issued and outstanding under such Plan and options to acquire 185,735 shares had previously been exercised, leaving 375,832 shares available for the grant of additional options, Awards or DERs. The Plan provides that, in connection with any reorganization, merger, consolidation, recapitalization, stock split or similar transaction, the Compensation Committee shall appropriately adjust the number of shares of Common Stock subject to outstanding options, Awards and DERs and the total number of shares for which options, Awards or DERs may be granted under the Plan.

        The following table identifies, as of March 1, 1999, the number of shares of Common Stock subject to options previously granted and DERs which have accrued under the Stock Option Plan to (i) the executive officers listed in the Summary Compensation Table, (ii) all current executive officers as a group,
(iii) non-management directors as a group, and (iv) all employees (other than executive officers), agents and consultants, as a group.

                          Stock Options Granted &  Percent of All Options   Weighted Average
Individual or Group       DERs Accrued Under Plan     Issued Under Plan       Exercise Price
-------------------       -----------------------  ----------------------   ----------------
George E. Bull, III               500,724                  27.7%                  $23.83
Chairman of the Board
and Chief Executive
Officer

Douglas B. Hansen                 500,723                  27.7%                  $23.83
President and Chief
Financial Officer

Vickie L. Rath                     65,372                   3.6%                  $19.26
Vice President,
Treasurer, Controller
and Secretary

All Executive Officers          1,066,819                  58.9%                  $23.55

All Non-Management                 70,645                   3.9%                  $18.12
Directors

All other Employees,              673,176                  37.2%                  $19.54
Agents and Consultants

        The number, if any, and terms of options, DERs or Awards which may be granted in the remainder of 1999 and in future periods is not presently determinable as the Compensation Committee has sole discretion to determine the number, if any, and terms of such options, DERs or Awards.

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THIS PROPOSAL.


             ITEM 3 - RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

        The Board of Directors has selected the accounting firm of PricewaterhouseCoopers LLP to audit the Company's financial statements for, and otherwise act as the Company's independent certified public accountants with respect to, the year ended December 31, 1999. The Board of Directors' selection of PricewaterhouseCoopers LLP for the current fiscal year is being presented to shareholders for ratification at the Annual Meeting. To the Company's knowledge, neither PricewaterhouseCoopers LLP nor any of its partners has any direct financial interest or any material indirect financial interest in the Company, or has had any connection since the inception of the Company in the capacity of promoter, underwriter, voting trustee, director, officer or employee. A representative of PricewaterhouseCoopers LLP will be present at the Annual Meeting.

                                 OTHER BUSINESS

        The Board of Directors knows of no other matters which may be presented for stockholder action at the meeting. However, if other matters do properly come before the meeting, it is intended that the persons named in the proxies will vote upon them in accordance with their best judgment.

                   STOCKHOLDER PROPOSALS - 2000 ANNUAL MEETING

        Stockholders are entitled to present proposals for action at a forthcoming stockholders' meeting if they comply with the requirements of the proxy rules and the Company's Bylaws. Any proposals intended to be presented at the Annual Meeting of Stockholders of the Company to be held in the year 2000 must be received at a Company's offices on or before December 1, 1999 in order to be considered for inclusion in the Company's proxy statement and form of proxy relating to such meeting.


                                       BY ORDER OF THE BOARD OF DIRECTORS



                                       Vickie L. Rath
                                       Secretary

Mill Valley, California
March 31, 1999

THE BOARD OF DIRECTORS OF REDWOOD TRUST, INC. RECOMMENDS A VOTE FOR EACH OF THE PROPOSALS.

                                               Please mark
                                              your votes as
                                               indicated in
                                               this example
                                                    X

1 ELECTION OF DIRECTORS.                       INSTRUCTIONS: To withhold authority to vote for any individual nominee
         FOR              WITHHOLD AUTHORITY   check the "FOR all nominees" box to the left, and strike a line through
    all nominees           to vote for all     that nominee's name below.
 below to the right       nominees listed to
                              the right        THOMAS F. FARB, DOUGLAS B. HANSEN, CHARLES J. TOENISKOETTER
                                               and THOMAS C. BROWN

2 AMENDMENT TO COMPANY'S STOCK OPTION PLAN     3 RATIFICATION OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT
                                                 AUDITORS OF REDWOOD TRUST, INC.


  FOR      AGAINST      ABSTAIN                  FOR      AGAINST      ABSTAIN
  [ ]        [ ]          [ ]                    [ ]        [ ]          [ ]

4 IN THEIR DISCRETION, THE PROXYHOLDERS ARE AUTHORIZED TO VOTE ON SUCH OTHER MATTERS THAT MAY PROPERLY COME BEFORE THIS ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREFOR.

IMPORTANT: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY. IF ACTING AS EXECUTOR, ADMINISTRATOR, TRUSTEE, GUARDIAN, ETC., YOU SHOULD INDICATE WHEN SIGNING. IF THE SIGNER IS A CORPORATION PLEASE SIGN IN FULL CORPORATE NAME BY A DULY AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN THE PARTNERSHIP NAME BY AN AUTHORIZED PERSON. IF SHARES ARE HELD JOINTLY, EACH STOCKHOLDER SHOULD SIGN.

UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE LISTED ITEMS, AND IN THE DISCRETION OF THE PROXYHOLDERS ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF NOTICE OF THE ANNUAL MEETING OF THE STOCKHOLDERS OF REDWOOD TRUST, INC. AND A PROXY STATEMENT FOR THE ANNUAL MEETING PRIOR TO THE SIGNING OF THIS PROXY.


                                        DATED: __________________________ , 1999
                                                 (BE SURE TO DATE PROXY)

                                        SIGNATURE_______________________________

                                        PLEASE VOTE, SIGN AND RETURN THIS PROXY
                                        AS PROMPTLY AS POSSIBLE IN THE ENVELOPE
                                        PROVIDED.


                   (SEE OTHER SIDE FOR IMPORTANT INFORMATION)
--------------------------------------------------------------------------------
                             FOLD AND DETACH HERE

--------------------------------------------------------------------------------

                               REDWOOD TRUST, INC.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

THE UNDERSIGNED HEREBY APPOINTS GEORGE E. BULL AS PROXY WITH FULL POWER OF SUBSTITUTION, AND HEREBY AUTHORIZES HIM TO REPRESENT AND TO VOTE, AS DESIGNATED ON THE REVERSE SIDE HEREOF, ALL SHARES OF COMMON STOCK OF REDWOOD TRUST, INC. WHICH THE UNDERSIGNED IS ENTITLED TO VOTE AT THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD AT THE MANDARIN ORIENTAL HOTEL, 222 SANSOME STREET, SAN FRANCISCO, CALIFORNIA ON MAY 6, 1999, AT 10:00 A.M. LOCAL TIME, OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.

BY SIGNING AND DATING THE REVERSE OF THIS CARD, YOU AUTHORIZE THE PROXY TO
VOTE EACH PROPOSAL, AS MARKED, OR IF NOT MARKED TO VOTE "FOR" EACH PROPOSAL, AND TO USE HIS DISCRETION TO VOTE ANY OTHER MATTER AS MAY PROPERLY COME BEFORE THE MEETING. PLEASE COMPLETE AND MAIL THIS CARD AT ONCE IN THE ENVELOPE PROVIDED. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

THIS PROXY IS REVOCABLE AND THE UNDERSIGNED MAY REVOKE IT AT ANY TIME PRIOR TO ITS EXERCISE. ATTENDANCE OF THE UNDERSIGNED AT SAID MEETING OR ANY ADJOURNED OR POSTPONED SESSION THEREOF WILL NOT BE DEEMED TO REVOKE THIS PROXY UNLESS THE UNDERSIGNED SHALL INDICATE AFFIRMATIVELY THEREAT THE INTENTION OF THE UNDERSIGNED TO VOTE SAID SHARES IN PERSON. IF THE UNDERSIGNED HOLD(S) ANY SHARES OF REDWOOD TRUST, INC. IN A FIDUCIARY, CUSTODIAL OR JOINT CAPACITY OR CAPACITIES, THIS PROXY IS SIGNED BY THE UNDERSIGNED IN EVERY SUCH CAPACITY AS WELL AS INDIVIDUALLY.


               (CONTINUED AND TO BE SIGNED ON THE REVERSE HEREOF)
--------------------------------------------------------------------------------
                              FOLD AND DETACH HERE

                               REDWOOD TRUST, INC.

                              AMENDED AND RESTATED

                    1994 EXECUTIVE AND NON-EMPLOYEE DIRECTOR

                                STOCK OPTION PLAN

                          (LAST AMENDED MARCH 4, 1998)

SECTION 1. GENERAL PURPOSE OF PLAN; DEFINITIONS.

        The name of this plan is the Redwood Trust, Inc. Amended and Restated 1994 Executive and Non-Employee Director Stock Option Plan (the "Plan"). The Plan was adopted by the Board on June 23, 1994, subject to the approval of the Company stockholders, which approval was obtained on June 23, 1994. The Board approved amendments to the Plan on March 8, 1996 which became effective upon approval by the Company's stockholders on June 14, 1996. The Board approved additional non-material amendments on December 13, 1996, June 12, 1997 and June 4, 1998, all of which became effective on such respective dates. The purpose of the Plan is to enable the Company and its Subsidiaries to obtain and retain competent personnel who will contribute to the Company's success by their ability, ingenuity and industry, to give the Company's non-employee directors a proprietary interest in the Company and to provide incentives to the participating directors, officers and other key employees, and agents and consultants that are linked directly to increases in stockholder value and will therefore inure to the benefit of all stockholders of the Company.

        For purposes of the Plan, the following terms shall be defined as set forth below:

        (1) "Accrued DERs" means DERs with the accrual rights described in
Section 5(11).

        (2) "Administrator" means the Board, or if the Board does not administer the Plan, the Committee in accordance with Section 2.

        (3) "Board" means the Board of Directors of the Company.

        (4) "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto.

        (5) "Committee" means the Compensation Committee of the Board, which shall be composed entirely of individuals who meet the qualifications to be a "Non-Employee Director" as defined in Rule 16b-3 ("Rule 16b-3) as promulgated by the Securities and Exchange Commission (the "Commission") under the Securities Exchange Act of 1934 (the "Act"), and as such Rule may be amended from time to time, or any successor definition adopted by the Commission, or any other Committee the Board may subsequently appoint to administer the Plan. If at any time the Board shall not administer the Plan, then the functions of the Board specified in the Plan shall be exercised by the Committee.

        (6) "Company" means Redwood Trust, Inc., a corporation organized under the laws of the State of Maryland (or any successor corporation).

        (7) "Current-pay DERs" means DERs with the current-pay rights described in Section 5(11).

        (8) "DERs" shall mean Accrued DERs and Current-pay DERs.

        (9) "Deferred Stock" means an award granted pursuant to Section 7 of the right to receive Stock at the end of a specified deferral period.

        (10) "Disability" means permanent and total disability as determined under the Company's disability program or policy.

        (11) "Effective Date" shall mean the date provided pursuant to Section
12.

        (12) "Eligible Employee" means an employee of the Company or any Subsidiary eligible to participate in the Plan pursuant to Section 4.

        (13) "Eligible Non-Employee Director" means a member of the Board or the board of directors of any Subsidiary who is not a bona fide employee of the Company or any Subsidiary and who is eligible to participate in the Plan pursuant to Section 5A.

        (14) "Fair Market Value" means, as of any given date, with respect to any awards granted hereunder, at the discretion of the Administrator and subject to such limitations as the Administrator may impose, (A) the closing sale price of the Stock on the next preceding business day as reported in the Western Edition of the Wall Street Journal Composite Tape, or (B) the average of the closing price of the Stock on each day on which the Stock was traded over a period of up to twenty trading days immediately prior to such date, or (C) if the Stock is not publicly traded, the fair market value of the Stock as otherwise determined by the Administrator in the good faith exercise of its discretion.

        (15) "Incentive Stock Option" means any Stock Option intended to be designated as an "incentive stock option" within the meaning of Section 422 of the Code.

        (16) "Limited Stock Appreciation Right" means a Stock Appreciation Right that can be exercised only in the event of a "Change of Control" (as defined in Section 10 below).

        (17) "Non-Employee Director" shall have the meaning set forth in Rule 16b-3.

        (18) "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option, including any Stock Option that provides (as of the time such option is granted) that it will not be treated as an Incentive Stock Option.

        (19) "Parent Corporation" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations in the chain (other than the Company) owns stock possessing 50% or more of the combined voting power of all classes of stock in one of the other corporations in the chain.

        (20) "Participant" means any Eligible Employee or any consultant or agent of the Company or any Subsidiary selected by the Committee, pursuant to the Administrator's authority in Section 2, to receive grants of Stock Options, DERs, Stock Appreciation Rights, Limited Stock Appreciation Rights, Restricted Stock awards, Deferred Stock awards, Performance Shares or any combination of the foregoing, or any Eligible Non-Employee Director eligible to receive grants of Non-Qualified Stock Options and DERs pursuant to Section 5A below.

        (21) "Performance Share" means an award of shares of Stock granted pursuant to Section 7 that is subject to restrictions based upon the attainment of specified performance objectives.

        (22) "Restricted Stock" means an award granted pursuant to Section 7 of shares of Stock subject to restrictions that will lapse with the passage of time.

        (23)   "Stock" means the common stock, $0.01 par value, of the Company.

        (24) "Stock Appreciation Right" means the right pursuant to an award granted under Section 6 to receive an amount equal to the difference between (A) the Fair Market Value, as of the date such Stock Appreciation Right or portion thereof is surrendered, of the shares of Stock covered by such right or such portion thereof, and (B) the aggregate exercise price of such right or such portion thereof.

        (25) "Stock Option" means an option to purchase shares of Stock granted pursuant to Section 5 or Section 5A.

        (26) "Subsidiary" means (A) any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations (other than the last corporation) in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain or (B) except for purposes of determining eligibility for receipt of Incentive Stock Options, any corporation or other type of entity (a "company") (other than the Company) in an unbroken chain of companies beginning with the Company, if each of the companies (other than the last company) in the unbroken chain owns stock or other forms of equity investment (i) possessing 50% or more of the total combined voting power of all classes of stock or other forms of equity in one of the other companies in the chain or (ii) representing 50% or more of the total value of all classes of stock or other forms of equity in one of the other companies in the chain.

SECTION 2. ADMINISTRATION.

        The Plan shall be administered by the Board or by a Committee appointed by the Board, which shall serve at the pleasure of the Board; provided, however, that at all times when the Company is subject to the reporting requirements of the Securities Exchange Act of 1934, as amended, the Plan shall be administered by the Committee appointed by the Board.

        The Administrator shall have the power and authority to grant to Eligible Employees and consultants or agents of the Company or any Subsidiary, pursuant to the terms of the Plan: (a) Stock Options (with or without DERs), (b) Stock Appreciation Rights or Limited Stock Appreciation Rights, (c) Restricted Stock, (d) Deferred Stock, (e) Performance Shares or (f) any combination of the foregoing.

        In particular, the Administrator shall have the authority:

        (a) to select those employees of the Company or any Subsidiary who shall be Eligible Employees;

        (b) to determine whether and to what extent Stock Options (with or without DERs), Stock Appreciation Rights, Limited Stock Appreciation Rights, Restricted Stock, Deferred Stock, Performance Shares or a combination of the foregoing, are to be granted to Eligible Employees or any consultant or agent of the Company or any Subsidiary hereunder;

        (c) to determine the number of shares to be covered by each such award granted hereunder;

        (d) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder (including, but not limited to, (x) the restricted period applicable to Restricted or Deferred Stock awards and the date or dates on which restrictions applicable to such Restricted or Deferred Stock shall lapse during such period, and (y) the performance goals and periods applicable to the award of Performance Shares); and

        (e) to determine the terms and conditions, not inconsistent with the terms of the Plan, which shall govern all written instruments evidencing the Stock Options, DERs, Stock Appreciation Rights, Limited Stock Appreciation Rights, Restricted Stock, Deferred Stock, Performance Shares or any combination of the foregoing.

        The Administrator shall have the authority, in its discretion, to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time to time deem advisable; to interpret the terms and provisions of the Plan and any award issued under the Plan (and any agreements relating thereto); and to otherwise supervise the administration of the Plan.

        All decisions made by the Administrator pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company, any Subsidiaries and the Participants.

        Notwithstanding anything to the contrary herein, no award hereunder may be made to any Participant to the extent that, following such award, the shares subject or potentially subject to such Participant's control (including, but not limited to, (i) shares of the Company's equity stock owned by the Participant,
(ii) Stock Options, whether or not then exercisable, held by the Participant to purchase additional such shares, (iii) Restricted Stock, Deferred Stock and Performance Share awards to the Participant, whether or not then vested, and
(iv) Accrued DERs credited to the Participant) would constitute more than 9.8% of the outstanding capital stock of the Company.

SECTION 3. STOCK SUBJECT TO PLAN.

        The total number of shares of Stock reserved and available for issuance under the Plan shall be 500,000; provided, however, that from and after such time as the number of outstanding shares of Stock as reflected on the Company's quarterly or year-end balance sheet exceeds 6,000,000 (including treasury shares but not including adjustments in the event of changes in the corporate structure of the Company as provided below in this Section 3), the total number of shares of Stock reserved and available for issuance under the Plan shall automatically be increased so as to equal fifteen (15) percent of the number of then outstanding shares of Stock, and provided further, that no more than 500,000 shares of Stock shall be cumulatively available for Incentive Stock Options. At all times, the number of shares reserved and available for issuance hereunder as so determined from time to time shall be decreased by virtue of awards granted and outstanding or exercised hereunder.

        To the extent that (i) a Stock Option or DER expires or is otherwise terminated without being exercised, or (ii) any shares of Stock subject to any Restricted Stock, Deferred Stock or Performance Share award granted hereunder are forfeited, such shares shall again be available for issuance in connection with future awards under the Plan. If any shares of Stock have been pledged as collateral for indebtedness incurred by a Participant in connection with the exercise of a Stock Option and such shares are returned to the Company in satisfaction of such indebtedness, such shares shall again be available for issuance in connection with future awards under the Plan.

        In the event of any merger, reorganization, consolidation, recapitalization, Stock dividend, or other change in corporate structure affecting the Stock, a substitution or adjustment may be made in (i) the aggregate number of shares reserved for issuance under the Plan, and (ii) the kind, number and option price of shares subject to outstanding Stock Options and DERs granted under the Plan as may be determined by the Administrator, in its sole discretion, provided that the number of shares subject to any award shall always be a whole number. Such other substitutions or adjustments shall be made as may be determined by the Administrator, in its sole discretion; provided, however, that with respect to Incentive Stock Options, such adjustment shall be made in accordance with Section 424 of the Code. An adjusted option price shall also be used to determine the amount payable by the Company upon the exercise of any Stock Appreciation Right or Limited Stock Appreciation Right associated with any Stock Option.

        The aggregate number of shares of Stock for which Stock Options or Stock Appreciation Rights may be granted to any individual during any calendar year may not, subject to adjustment as provided in this Section 3, exceed 75% of the shares of Stock reserved for the purposes of the Plan in accordance with the provisions of this Section 3.

SECTION 4. ELIGIBILITY.

        Officers and other key employees of the Company or Subsidiaries who are responsible for or contribute to the management, growth and/or profitability of the business of the Company or its Subsidiaries and consultants and agents of the Company or its Subsidiaries, shall be eligible to be granted Stock Options, DERs, Stock Appreciation Rights, Limited Stock Appreciation Rights, Restricted Stock awards, Deferred Stock awards or Performance Shares hereunder. The Participants under the Plan shall be selected from time to time by the Administrator, in its sole discretion, from among the Eligible Employees and consultants and agents recommended by the senior management of the Company, and the Administrator shall determine, in its sole discretion, the number of shares covered by each award; provided, however, that Eligible Non-Employee Directors shall only be eligible to receive Stock Options as provided in Section 5A.

SECTION 5. STOCK OPTIONS.

        Stock Options may be granted alone or in addition to other awards granted under the Plan, including DERs as described in Section 5(11). Any Stock Option granted under the Plan shall be in such form as the Administrator may from time to time approve, and the provisions of Stock Option awards need not be the same with respect to each optionee. Recipients of Stock Options shall enter into a stock option agreement with the Company, in such form as the Administrator shall determine, which agreement shall set forth, among other things, the exercise price of the option, the term of the option and provisions regarding exercisability of the option granted thereunder.

        The Stock Options granted under the Plan may be of two types: (i) Incentive Stock Options and (ii) Non-Qualified Stock Options.

        The Administrator shall have the authority under this Section 5 to grant any optionee (except Eligible Non-Employee Directors) Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options (in each case with or without DERs, Stock Appreciation Rights or Limited Stock Appreciation Rights), provided, however, that Incentive Stock Options may not be granted to any individual who is not an employee of the Company or its Subsidiaries. To the extent that any Stock Option does not qualify as an Incentive Stock Option, it shall constitute a separate Non-Qualified Stock Option. More than one option may be granted to the same optionee and be outstanding concurrently hereunder.

        Stock Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable:

        (1) Option Price. The option price per share of Stock purchasable under a Stock Option shall be determined by the Administrator in its sole discretion at the time of grant but shall not, in the case of Incentive Stock Options, be less than 100% of the Fair Market Value of the Stock on such date, and shall not, in any event, be less than the par value of the Stock. The option price per share of Stock purchasable under a Non-Qualified Stock Option may be less than 100% of such Fair Market Value. If an employee owns or is deemed to own (by reason of the attribution rules applicable under Section 425(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any Parent Corporation or Subsidiary and an Incentive Stock Option is granted to such employee, the option price of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no less than 110% of the Fair Market Value of the Stock on the date such Incentive Stock Option is granted.

        (2) Option Term. The term of each Stock Option shall be fixed by the Administrator, but no Stock Option shall be exercisable more than ten years after the date such Stock Option is granted; provided, however, that if an employee owns or is deemed to own (by reason of the attribution rules of Section 425(d) of the Code) more than 10% of the combined voting power of all classes of stock of the Company or any Parent Corporation or Subsidiary and an Incentive Stock Option is granted to such employee, the term of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no more than five years from the date of grant.

        (3) Exercisability. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator at or after grant; provided, however, that, except as provided herein or unless otherwise determined by the Administrator at or after grant, Stock Options shall become exercisable as to 25% of the shares subject to such Stock Option on the first anniversary of the date of grant of the Stock Option, and as to an additional 25% on each of the next three anniversaries of the date of grant. To the extent not exercised, installments shall accumulate and be exercisable in whole or in part at any time after becoming exercisable but not later than the date the Stock Option expires. The Administrator may provide, in its discretion, that any Stock Option shall be exercisable only in installments, and the Administrator may waive such installment exercise provisions at any time in whole or in part based on such factors as the Administrator may determine, in its sole discretion.

        (4) Method of Exercise. Subject to Section 5(3), Stock Options may be exercised in whole or in part at any time during the option period, by giving written notice of exercise to the Company specifying the number of shares to be purchased, accompanied by payment in full of the purchase price in cash or its equivalent as determined by the Administrator. As determined by the Administrator, in its sole discretion, payment in whole or in part may also be made in the form of unrestricted Stock already owned by the optionee, or, in the case of the exercise of a Non-Qualified Stock Option, Restricted Stock or Performance Shares subject to an award hereunder (based, in each case, on the Fair Market Value of the Stock on the date the option is exercised); provided, however, that in the case of an Incentive Stock Option, the right to make payment in the form of already owned shares may be authorized only at the time of grant. Any payment in the form of stock already owned by the optionee may be effected by use of an attestation form approved by the Administrator. If payment of the option exercise price of a Non-Qualified Stock Option is made in whole or in part in the form of Restricted Stock or Performance Shares, the shares received upon the exercise of such Stock Option (to the extent of the number of shares of Restricted Stock or Performance Shares surrendered upon exercise of such Stock Option) shall be restricted in accordance with the original terms of the Restricted Stock or Performance Share award in question, except that the Administrator may direct that such restrictions shall apply only to that number of shares equal to the number of shares surrendered upon the exercise of such option. An optionee shall generally have the rights to dividends and other rights of a stockholder with respect to shares subject to the option only after the optionee has given written notice of exercise, has paid in full for such shares, and, if requested, has given the representation described in paragraph (1) of Section 11.

        The Administrator may require the voluntary surrender of all or a portion of any Stock Option granted under the Plan as a condition precedent to a grant of a new Stock Option. Subject to the provisions of the Plan, such new Stock Option shall be exercisable at the price, during such period and on such other terms and conditions as are specified by the Administrator at the time the new Stock Option is granted; provided, however, that should the Administrator so require, the number of shares subject to such new Stock Option shall not be greater than the number of shares subject to the surrendered Stock Option. Upon their surrender, Stock Options shall be canceled and the shares previously subject to such canceled Stock Options shall again be available for grants of Stock Options and other awards hereunder.

        (5) Loans. The Company may make loans available to Stock Option holders in connection with the exercise of outstanding options granted under the Plan, as the Administrator, in its discretion, may determine. Such loans shall (i) be evidenced by promissory notes entered into by the Stock Option holders in favor of the Company, (ii) be subject to the terms and conditions set forth in this
Section 5(5) and such other terms and conditions, not inconsistent with the Plan, as the Administrator shall determine, and (iii) bear interest, if any, at such rate as the Administrator shall determine. In no event may the principal amount of any such loan exceed the sum of (x) the exercise price less the par value of the shares of Stock covered by the option, or portion thereof, exercised by the holder, and (y) any federal, state, and local income tax attributable to such exercise. The initial term of the loan, the schedule of payments of principal and interest under the loan, the extent to which the loan is to be with or without recourse against the holder with respect to principal or interest and the conditions upon which the loan will become payable in the event of the holder's termination of employment shall be determined by the Administrator; provided, however, that the term of the loan, including extensions, shall not exceed seven years. Unless the Administrator determines otherwise, when a loan is made, shares of Stock having a Fair Market Value at least equal to the principal amount of the loan shall be pledged by the holder to the Company as security for payment of the unpaid balance of the loan, and such pledge shall be evidenced by a pledge agreement, the terms of which shall be determined by the Administrator, in its discretion; provided, however, that each loan shall comply with all applicable laws, regulations and rules of the Board of Governors of the Federal Reserve System and any other governmental agency having jurisdiction.

        (6) Limits on Transferability of Options.

                (a) Subject to Section 5(6)(b), no Stock Option shall be transferable by the optionee otherwise than by will or by the laws of descent and distribution or pursuant to a "qualified domestic relations order," as such term is defined in the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and all Stock Options shall be exercisable, during the optionee's lifetime, only by the optionee or in accordance with the terms of a qualified domestic relations order.

                (b) The Administrator may, in its discretion, authorize all or a portion of the options to be granted to an optionee to be on terms which permit transfer by such optionee to (i) the spouse, qualified domestic partner, children or grandchildren of the optionee and any other persons related to the optionee as may be approved by the Administrator ("Immediate Family Members"),
(ii) a trust or trusts for the exclusive benefit of such Immediate Family Members, (iii) a partnership or partnerships in which such Immediate Family Members are the only partners, or (iv) any other persons or entities as may be approved by the Administrator, provided that (x) there may be no consideration for any transfer unless approved by the Administrator, (y) the stock option agreement pursuant to which such options are granted must be approved by the Administrator, and must expressly provide for transferability in a manner consistent with this Section 5(6)(b), and (z) subsequent transfers of transferred options shall be prohibited except those in accordance with Section 5(6)(a) or expressly approved by the Administrator. Following transfer, any such options shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that, except for purposes of Sections 5(7), (8), (9), (10) and 11(3) hereof, the terms "optionee," "Stock Option holder" and "Participant" shall be deemed to refer to the transferee. The events of termination of employment under Sections 5(7), (8) and (9) hereof shall continue to be applied with respect to the original optionee, following which the options shall be exercisable by the transferee only to the extent, and for the periods specified under such sections unless the option agreement governing such options otherwise provides. Notwithstanding the transfer, the original optionee will continue to be subject to the provisions of Section 11(3) regarding payment of taxes, including the provisions entitling the Company to deduct such taxes from amounts otherwise due to such optionee. Any transfer of a Stock Option that was originally granted with DERs related thereto shall automatically include the transfer of such DERs, any attempt to transfer such Stock Option separately from such DERs shall be void, and such DERs shall continue in effect according to their terms. "Qualified domestic partner" for the purpose of this Section 5(6)(b) shall mean a domestic partner living in the same household as the optionee and registered with, certified by or otherwise acknowledged by the county or other applicable governmental body as a domestic partner or otherwise establishing such status in any manner satisfactory to the Administrator. Stock options granted prior to December 1, 1996 may be amended to provide for their transferability, subject to the foregoing conditions.

        (7) Termination by Death. If an optionee's employment with the Company or any Subsidiary terminates by reason of death, the Stock Option may thereafter be immediately exercised, to the extent then exercisable (or on such accelerated basis as the Administrator shall determine at or after grant), by the legal representative of the estate or by the legatee of the optionee under the will of the optionee, for a period of twelve months (or such shorter period as the Administrator shall specify at grant) from the date of such death or until the expiration of the stated term of such Stock Option, whichever period is shorter.

        (8) Termination by Reason of Disability. If an optionee's employment with the Company or any Subsidiary terminates by reason of Disability, any Stock Option held by such optionee may thereafter be exercised, to the extent it was exercisable at the time of such termination (or on such accelerated basis as the Administrator shall determine at the time of grant), for a period of twelve months (or such shorter period as the Administrator shall specify at grant) from the date of such termination of employment or until the expiration of the stated term of such Stock Option, whichever period is shorter; provided, however, that, if the optionee dies within such twelve-month period (or such shorter period as the Administrator shall specify at grant) and prior to the expiration of the stated term of such Stock Option, any unexercised Stock Option held by such optionee shall thereafter be exercisable to the extent to which it was exercisable at the time of termination for a period of twelve months (or such shorter period as the Administrator shall specify at grant) from the time of death or until the expiration of the stated term of such Stock Option, whichever period is shorter. In the event of a termination of employment by reason of Disability, if an Incentive Stock Option is exercised after the expiration of the applicable exercise periods under Section 422 of the Code, such Stock Option shall thereafter be treated as a Non-Qualified Stock Option.

        (9) Other Termination. Except as otherwise determined by the Administrator, if an optionee's employment with the Company or any Subsidiary terminates for any reason other than death or Disability, the Stock Option may be exercised for a period of three months from the date of such termination, or until the expiration of the stated term of such Stock Option, whichever period is shorter.

        (10) Annual Limit on Incentive Stock Options. To the extent that the aggregate Fair Market Value (determined as of the date the Incentive Stock Option is granted) of shares of Stock with respect to which Incentive Stock Options granted to an Optionee under this Plan and all other option plans of the Company, its Parent Corporation or any Subsidiary become exercisable for the first time by the Optionee during any calendar year exceeds $100,000, such Stock Options shall be treated as Non-Qualified Stock Options.

        (11) DERs. The Administrator shall have the discretion to grant DERs in conjunction with grants of Stock Options pursuant to this Section 5. DERs may be granted in either of two forms, "Current-pay DERs" and "Accrued DERs" and the Administrator may condition the payment or accrual of amounts in respect thereof subject to satisfaction of such performance objectives as the Administrator may specify at the time of grant. Assuming satisfaction of any applicable conditions, Current-pay DERs shall be paid concurrently with any dividends or distributions paid on the Stock during the time the related Stock Options are outstanding in an amount equal to the cash dividend (or Stock or other property hereby distributed) per share being paid on the Stock times the number of shares subject to the related Stock Options. Current-pay DERs are payable in cash, Stock or such other property as may be distributed to stockholders. Accrued DERs may be accrued in respect of cash dividends only or cash dividends and the value of any Stock or other property distributed to stockholders, as the Administrator shall determine at the time of grant. Assuming satisfaction of any applicable conditions, Accrued DERs shall be accrued with respect to the related Stock Options outstanding as of the date dividends are declared on the Company's Stock in accordance with the following formula:

                                   (A x B) / C

under which "A" equals the number of shares subject to such Stock Options, "B" equals the cash dividend per share or the value per share of the Stock or other property being distributed, as the case may be, and "C" equals the Fair Market Value per share of Stock on the dividend payment date. The Accrued DERs shall represent shares of Stock which shall be issuable to the holder of the related Stock Option proportionately as the holder exercises the Stock Option to which the Accrued DERs relate, rounded down to the nearest whole number of shares. DERs shall expire upon the expiration of the Stock Options to which they relate. The Administrator shall specify at the time of grant whether dividends shall be payable or credited on Accrued DERs. Notwithstanding anything to the contrary herein, Accrued DERs granted with respect to Stock Options shall be accrued only to the extent of the number of shares of stock then reserved and available for issuance under the Plan in excess of the number of shares subject to issuance pursuant to outstanding Stock Option, Accrued DER, Stock Appreciation Right, Limited Stock Appreciation Right, Deferred Stock or Performance Share awards.

SECTION 5A. STOCK OPTIONS FOR ELIGIBLE NON-EMPLOYEE DIRECTORS.

        This Section 5A shall apply only to automatic grants of Stock Options to Eligible Non-Employee Directors.

        (1) Each Eligible Non-Employee Director shall automatically be granted, upon becoming a director of the Company or any Subsidiary, a Non-Qualified Stock Option to purchase 5,000 shares of Stock. In addition, on the day after the annual meeting of stockholders of the Company to be held in the calendar year 1998, and on the day after each annual stockholders' meeting of the Company thereafter during the term of the Plan, each Eligible Non-Employee Director of the Company shall be granted a Non-Qualified Stock Option to purchase such number of shares of Stock that the aggregate of the option prices thereof equals $20,000.00, rounded up to the nearest 100 shares, together with Current-pay DERs with respect to such Non-Qualified Stock Option. The option price per share of Stock purchasable under such Stock Option shall be 100% of the Fair Market Value on the date of grant. Such Stock Option shall become exercisable as to 25% of the shares subject to such Stock Option on the first anniversary of the date of grant of the Stock Option or such other date as the Board may approve, and as to an additional 25% of the shares subject to such Stock Option on each of the next three anniversaries of the first vesting date. To the extent not exercised, installments shall accumulate and be exercisable in whole or in part at any time after becoming exercisable but not later than the date the Stock Option expires. Exercise shall be by payment in full of the purchase price in cash and no stock option shall be exercisable more than ten years after the date of grant. The aggregate number of shares of Stock that may be granted to Eligible Non-Employee Directors pursuant to the Plan may not exceed 180,000 shares.

        (2) Eligible Non-Employee Directors who receive grants of Stock Options shall enter into a stock option agreement with the Company, which agreement shall set forth, among other things, the exercise price of the option, the term of the option and provisions regarding exercisability of the option granted thereunder. The Stock Options granted under this section shall be Non-Qualified Stock Options.

        (3) Non-Qualified Stock Options granted to Eligible Non-Employee Directors hereunder shall be transferable only to the extent provided in Sections 5(6)(a) and (b).

        (4) Current-pay DERs shall be credited with respect to such Non-Qualified Stock Options in accordance with the provisions of Section 5(11) above.

        (5) The Board may not amend, alter or discontinue the provisions of this
Section 5A more than once every six months other than to comport with changes in the Code, ERISA or the rules thereunder.

SECTION 6. STOCK APPRECIATION RIGHTS AND LIMITED STOCK APPRECIATION RIGHTS.

        (1) Grant and Exercise. Stock Appreciation Rights and Limited Stock Appreciation Rights may be granted either alone ("Free Standing Rights") or in conjunction with all or part of any Stock Option granted under the Plan ("Related Rights"). In the case of a Non-Qualified Stock Option, Related Rights may be granted either at or after the time of the grant of such Stock Option. In the case of an Incentive Stock Option, Related Rights may be granted only at the time of the grant of the Incentive Stock Option.

        A Related Right or applicable portion thereof granted in conjunction with a given Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the related Stock Option, except that, unless otherwise provided by the Administrator at the time of grant, a Related Right granted with respect to less than the full number of shares covered by a related Stock Option shall only be reduced if and to the extent that the number of shares covered by the exercise or termination of the related Stock Option exceeds the number of shares not covered by the Stock Appreciation Right.

        A Related Right may be exercised by an optionee, in accordance with paragraph (2) of this Section 6, by surrendering the applicable portion of the related Stock Option. Upon such exercise and surrender, the optionee shall be entitled to receive an amount determined in the manner prescribed in paragraph
(2) of this Section 6. Stock Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the Related Rights have been so exercised.

        (2) Terms and Conditions. Stock Appreciation Rights shall be subject to such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Administrator, including the following:

                (a) Stock Appreciation Rights that are Related Rights ("Related Stock Appreciation Rights") shall be exercisable only at such time or times and to the extent that the Stock Options to which they relate shall be exercisable in accordance with the provisions of Section 5 and this Section 6; provided, however, that no Related Stock Appreciation Right shall be exercisable during the first six months of its term, except that this additional limitation shall not apply in the event of death or Disability of the optionee prior to the expiration of such six-month period.

                (b) Upon the exercise of a Related Stock Appreciation Right, an optionee shall be entitled to receive up to, but not more than, an amount in cash or that number of shares of Stock (or in some combination of cash and shares of Stock) equal in value to the excess of the Fair Market Value of one share of Stock as of the date of exercise over the option price per share specified in the related Stock Option multiplied by the number of shares of Stock in respect of which the Related Stock Appreciation Right is being exercised, with the Administrator having the right to determine the form of payment.

                (c) Related Stock Appreciation Rights shall be transferable or exercisable only when and to the extent that the underlying Stock Option would be transferable or exercisable under paragraph (6) of Section 5.

                (d) Upon the exercise of a Related Stock Appreciation Right, the Stock Option or part thereof to which such Related Stock Appreciation Right is related shall be deemed to have been exercised for the purpose of the limitation set forth in Section 3 on the number of shares of Stock to be issued under the Plan.

                (e) A Related Stock Appreciation Right granted in connection with an Incentive Stock Option may be exercised only if and when the Fair Market Value of the Stock subject to the Incentive Stock Option exceeds the exercise price of such Stock Option.

                (f) Stock Appreciation Rights that are Free Standing Rights ("Free Standing Stock Appreciation Rights") shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator at or after grant; provided, however, that no Free Standing Stock Appreciation Right shall be exercisable during the first six months of its term, except that this limitation shall not apply in the event of death or Disability of the recipient of the Free Standing Stock Appreciation Right prior to the expiration of such six-month period.

                (g) The term of each Free Standing Stock Appreciation Right shall be fixed by the Administrator, but no Free Standing Stock Appreciation Right shall be exercisable more than ten years after the date such right is granted.

                (h) Upon the exercise of a Free Standing Stock Appreciation Right, a recipient shall be entitled to receive up to, but not more than, an amount in cash or that number of shares of Stock (or any combination of cash or shares of Stock) equal in value to the excess of the Fair Market Value of one share of Stock as of the date of exercise over the price per share specified in the Free Standing Stock Appreciation Right (which price shall be no less than 100% of the Fair Market Value of the Stock on the date of grant) multiplied by the number of shares of Stock with respect to which the right is being exercised, with the Administrator having the right to determine the form of payment.

                (i) Free Standing Stock Appreciation Rights shall be transferable or exercisable subject to the provisions governing the transferability and exercisability of Stock Options set forth in paragraphs (3) and (6) of Section 5.

                (j) In the event of the termination of an employee who has been granted one or more Free Standing Stock Appreciation Rights, such rights shall be exercisable to the same extent that a Stock Option would have been exercisable in the event of the termination of the optionee.

                (k) Limited Stock Appreciation Rights may only be exercised within the 30-day period following a "Change of Control" (as defined in Section 10 below), and, with respect to Limited Stock Appreciation Rights that are Related Rights ("Related Limited Stock Appreciation Rights"), only to the extent that the Stock Options to which they relate shall be exercisable in accordance with the provisions of Section 5 and this Section 6; provided, however, that no Related Limited Stock Appreciation Right shall be exercisable during the first six months of its term, except that this additional limitation shall not apply in the event of death or Disability of the optionee prior to the expiration of such six-month period.

                (l) Upon the exercise of a Limited Stock Appreciation Right, the recipient shall be entitled to receive an amount in cash equal in value to the excess of the "Change of Control Price" (as defined in Section 10) of one share of Stock as of the date of exercise over (A) the option price per share specified in the related Stock Option, or (B) in the case of a Limited Stock Appreciation Right which is a Free Standing Stock Appreciation Right, the price per share specified in the Free Standing Stock Appreciation Right, such excess to be multiplied by the number of shares in respect of which the Limited Stock Appreciation Right shall have been exercised.

                (m) For the purpose of the limitation set forth in Section 3 on the number of shares to be issued under the Plan, the grant or exercise of Free Standing Stock Appreciation Rights shall be deemed to constitute the grant or exercise, respectively, of Stock Options with respect to the number of shares of Stock with respect to which such Free Standing Stock Appreciation Rights were so granted or exercised.

SECTION 7. RESTRICTED STOCK, DEFERRED STOCK AND PERFORMANCE SHARES.

        (1) General. Restricted Stock, Deferred Stock or Performance Share awards may be issued either alone or in addition to other awards granted under the Plan. The Administrator shall determine the Eligible Employees to whom, and the time or times at which, grants of Restricted Stock, Deferred Stock or Performance Share awards shall be made; the number of shares to be awarded; the price, if any, to be paid by the recipient of Restricted Stock, Deferred Stock or Performance Share awards; the Restricted Period (as defined in Section 7(3)) applicable to Restricted Stock or Deferred Stock awards; the performance objectives applicable to Performance Share or Deferred Stock awards; the date or dates on which restrictions applicable to such Restricted Stock or Deferred Stock awards shall lapse during such Restricted Period; and all other conditions of the Restricted Stock, Deferred Stock and Performance Share awards. The Administrator may also condition the grant of Restricted Stock, Deferred Stock awards or

Performance Shares upon the exercise of Stock Options, or upon such other criteria as the Administrator may determine, in its sole discretion. The provisions of Restricted Stock, Deferred Stock or Performance Share awards need not be the same with respect to each recipient.

        (2) Awards and Certificates. The prospective recipient of a Restricted Stock, Deferred Stock or Performance Share award shall not have any rights with respect to such award, unless and until such recipient has executed an agreement evidencing the award (a "Restricted Stock Award Agreement," "Deferred Stock Award Agreement," or "Performance Share Award Agreement," as appropriate) and delivered a fully executed copy thereof to the Company, within a period of sixty days (or such other period as the Administrator may specify) after the award date. Except as otherwise provided below in this Section 7(2), (i) each Participant who is awarded Restricted Stock or Performance Shares shall be issued a stock certificate in respect of such shares of Restricted Stock or Performance Shares; and (ii) such certificate shall be registered in the name of the Participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such award, substantially in the following form:

"The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the Redwood Trust, Inc. Amended and Restated 1994 Executive and Non-Employee Director Stock Option Plan and a Restricted Stock Award Agreement or Performance Share Award Agreement entered into between the registered owner and Redwood Trust, Inc. Copies of such Plan and Agreement are on file in the offices of Redwood Trust, Inc."

        The Company shall require that the stock certificates evidencing such shares be held in the custody of the Company until the restrictions thereon shall have lapsed, and that, as a condition of any Restricted Stock award or Performance Share award, the Participant shall have delivered a stock power, endorsed in blank, relating to the Stock covered by such award.

        (3) Restrictions and Conditions. The Restricted Stock, Deferred Stock and Performance Share awards granted pursuant to this Section 7 shall be subject to the following restrictions and conditions:

                (a) Subject to the provisions of the Plan and the Restricted Stock, Deferred Stock or Performance Share award agreement, during such period as may be set by the Administrator commencing on the grant date (the "Restricted Period"), the Participant shall not be permitted to sell, transfer, pledge or assign shares of Restricted Stock, Performance Shares or Deferred Stock awarded under the Plan; provided, however, that the Administrator may, in its sole discretion, provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions in whole or in part based on such factors and such circumstances as the Administrator may determine, in its sole discretion, including, but not limited to, the attainment of certain performance related goals, the Participant's termination, death or Disability or the occurrence of a "Change of Control" as defined in Section 10.

                (b) Except as provided in paragraph (3)(a) of this Section 7, the Participant shall have, with respect to the shares of Restricted Stock or Performance Shares, all of the rights of a stockholder of the Company, including the right to vote the shares, and the right to receive any dividends thereon during the Restricted Period. With respect to Deferred Stock awards, the Participant shall generally not have the rights of a stockholder of the Company, including the right to vote the shares during the Restricted Period; provided, however, that dividends declared during the Restricted Period with respect to the number of shares covered by a Deferred Stock award shall be paid to the Participant. Certificates for shares of unrestricted Stock shall be delivered to the Participant promptly after, and only after, the Restricted Period shall expire without forfeiture in respect of such shares covered by the award of Restricted Stock, Performance Shares or Deferred Stock, except as the Administrator, in its sole discretion, shall otherwise determine.

                (c) Subject to the provisions of the Restricted Stock, Deferred Stock or Performance Share award agreement and this Section 7, upon termination of employment for any reason during the Restricted Period, all shares subject to any restriction as of the date of such termination shall be forfeited by the Participant, and the Participant shall only receive the amount, if any, paid by the Participant for such Restricted Stock or Performance Shares, plus simple interest on such amount at the rate of 8% per year.

SECTION 8. AMENDMENT AND TERMINATION.

        Subject to the provisions of Section 5A(5), the Board may amend, alter or discontinue the Plan, but no amendment, alteration, or discontinuation shall be made that would impair the rights of a Participant under any award theretofore granted without such Participant's consent, or that without the approval of the stockholders (as described below) would:

        (1) except as provided in Section 3, increase the total number of shares of Stock reserved for the purpose of the Plan;

        (2) change the employees or class of employees eligible to participate in the Plan; or

        (3) extend the maximum option period under paragraph (2) of Section 5 of the Plan.

        Notwithstanding the foregoing, stockholder approval under this Section 8 shall only be required at such time and under such circumstances as stockholder approval would be required under Rule 16b-3 of the Act with respect to any material amendment to any employee benefit plan of the Company.

        The Administrator may amend the terms of any award theretofore granted, prospectively or retroactively, but, subject to Section 3, no such amendment shall impair the rights of any holder without his or her consent.

SECTION 9. UNFUNDED STATUS OF PLAN.

        The Plan is intended to constitute an "unfunded" plan for incentive compensation. With respect to any payments not yet made to a Participant or optionee by the Company, nothing contained herein shall give any such Participant or optionee any rights that are greater than those of a general creditor of the Company.

SECTION 10. CHANGE OF CONTROL.

        The following acceleration and valuation provisions shall apply in the event of a "Change of Control" as defined in paragraph (2) of this Section 10:

        (1) In the event of a "Change of Control," unless otherwise determined by the Administrator or the Board in writing at or after grant (including under any individual agreement), but prior to the occurrence of such Change of
Control:

                (a) any Stock Appreciation Rights outstanding for at least six months and any Stock Options, including Stock Options granted under Section 5A, awarded under the Plan not previously exercisable and vested shall become fully exercisable and vested;

                (b) the restrictions applicable to any Restricted Stock, Deferred Stock or Performance Share awards under the Plan shall lapse, and such shares and awards shall be deemed fully vested;

                (c) any indebtedness incurred pursuant to Section 5(5) shall be forgiven and the collateral pledged in connection with any such loan shall be released; and

                (d) the value of all outstanding Stock Options (except Stock Options granted under Section 5A), DERs (except DERs granted in conjunction with Stock Options granted under Section 5A), Stock Appreciation Rights, Limited Stock Appreciation Rights, and Restricted Stock, Deferred Stock and Performance Share awards shall, to the extent determined by the Administrator at or after grant, be cashed out by a payment in cash or other property, as the Administrator may determine, on the basis of the "Change of Control Price" (as defined in paragraph (3) of this Section 10) as of the date the Change of Control occurs or such other date as the Administrator may determine prior to the Change of Control.

        (2) For purposes of paragraph (1) of this Section 10, a "Change of Control" shall be deemed to have occurred if:

                (a) any "person," as such term is used in Sections 13(d) and 14(d) of the Act (other than the Company; any trustee or other fiduciary holding securities under an employee benefit plan of the Company; or any company owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of Stock of the Company) is or becomes after the Effective Date the "beneficial owner" (as defined in Rule 13d-3 under the Act), directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such person any securities acquired directly from the Company or its affiliates) representing 25% or more of the combined voting power of the Company's then outstanding securities; or

                (b) during any period of two consecutive years (not including any period prior to the Effective Date), individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has entered into an agreement



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with the Company to effect a transaction described in clause (a), (c) or (d) of this Section 10(2)) whose election by the Board or nomination for election by the Company's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute at least a majority thereof; or

                (c) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than (A) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company, at least 75% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (B) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person acquires more than 50% of the combined voting power of the Company's then outstanding securities; or

                (d) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

        (3) For purposes of this Section 10, "Change of Control Price" means the higher of (i) the highest price per share paid or offered in any transaction related to a Change of Control of the Company or (ii) the highest price per share paid in any transaction reported on the exchange or national market system on which the Stock is listed, at any time during the preceding sixty day period as determined by the Administrator, except that, in the case of Incentive Stock Options and Stock Appreciation Rights or Limited Stock Appreciation Rights relating to Incentive Stock Options, such price shall be based only on transactions reported for the date on which the Administrator decides to cash out such options.

SECTION 11. GENERAL PROVISIONS.

        (1) The Administrator may require each person purchasing shares pursuant to a Stock Option to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof. The certificates for such shares may include any legend which the Administrator deems appropriate to reflect any restrictions on transfer.

        All certificates for shares of Stock delivered under the Plan shall be subject to such stock-transfer orders and other restrictions as the Administrator may deem advisable under the rules, regulations, and other requirements of the Commission, any stock exchange upon which the Stock is then listed, and any applicable federal or state securities law, and the Administrator may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions.

        (2) Nothing contained in the Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is




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required; and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of the Plan shall not confer upon any employee of the Company or any Subsidiary any right to continued employment with the Company or a Subsidiary, as the case may be, nor shall it interfere in any way with the right of the Company or a Subsidiary to terminate the employment of any of its employees at any time.

        (3) Each Participant shall, no later than the date as of which the value of an award first becomes includable in the gross income of the Participant for federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Administrator regarding payment of, any federal, state, or local taxes of any kind required by law to be withheld with respect to the award. The obligations of the Company under the Plan shall be conditional on the making of such payments or arrangements, and the Company (and, where applicable, its Subsidiaries) shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant.

        (4) No member of the Board or the Administrator, nor any officer or employee of the Company acting on behalf of the Board or the Administrator, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board or the Administrator and each and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

SECTION 12. EFFECTIVE DATE OF PLAN.

        The Plan became effective (the "Effective Date") on June 23, 1994, the date the Company's stockholders formally approved the Plan.

SECTION 13. TERM OF PLAN.

        No Stock Option, Stock Appreciation Right, Limited Stock Appreciation Right, Restricted Stock, Deferred Stock or Performance Share award shall be granted pursuant to the Plan on or after the tenth anniversary of the Effective Date, but awards theretofore granted may extend beyond that date.



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